                                                                       Exhibit 4

                          NORTEL NETWORKS CORPORATION,
                                    AS ISSUER

                                       AND

                            NORTEL NETWORKS LIMITED,
                                  AS GUARANTOR

                                       AND

                             BANKERS TRUST COMPANY,
                                   AS TRUSTEE

                                 $1,500,000,000

                    4.25% Convertible Senior Notes due 2008*

                                ----------------

                                    INDENTURE

                           Dated as of August 15, 2001





------------------

* Plus an option to purchase up to $300,000,000 principal amount of 4.25% Convertible Senior Notes due 2008.

                                    ARTICLE 1

                                   DEFINITIONS

Section 1.01          Definitions.......................................................................1

Section 1.02          Other Definitions.................................................................8

Section 1.03          Incorporation by Reference of Trust Indenture Act.................................9

Section 1.04          Rules of Construction.............................................................9

                                    ARTICLE 2

                    THE CONVERTIBLE NOTES AND THE GUARANTEES

Section 2.01          Form and Dating..................................................................10

Section 2.02          Execution and Authentication.....................................................13

Section 2.03          Registrar, Paying Agent and Conversion Agent.....................................14

Section 2.04          Money for Convertible Notes Payments to be Held in Trust.........................14

Section 2.05          Holder Lists.....................................................................15

Section 2.06          Transfer and Exchange............................................................16

Section 2.07          Replacement Convertible Notes....................................................18

Section 2.08          Outstanding Convertible Notes....................................................18

Section 2.09          When Treasury Convertible Notes Disregarded......................................19

Section 2.10          Temporary Convertible Notes......................................................19

Section 2.11          Cancellation.....................................................................20

Section 2.12          Defaulted Interest...............................................................20

Section 2.13          CUSIP Number.....................................................................20

Section 2.14          Judgment.........................................................................21

                                    ARTICLE 3

                                   REDEMPTION

Section 3.01          Optional Redemption..............................................................21

Section 3.02          Notices to Trustee...............................................................21

Section 3.03          Selection of Convertible Notes To Be Redeemed....................................22

Section 3.04          Notice of Redemption.............................................................22

Section 3.05          Effect of Notice of Redemption...................................................23

Section 3.06          Deposit of Redemption Price......................................................23

Section 3.07          Convertible Notes Redeemed in Part...............................................24

Section 3.08          Conversion Arrangement on Call for Redemption....................................24

                                    ARTICLE 4

                                    COVENANTS

Section 4.01          Payment of Convertible Notes.....................................................25

Section 4.02          Commission Reports...............................................................25

Section 4.03          Compliance Certificate...........................................................25

Section 4.04          Maintenance of Office or Agency..................................................26

Section 4.05          Negative Pledge..................................................................26

Section 4.06          Offer to Repurchase Upon a Change of Control.....................................27

Section 4.07          Payment of Additional Amounts....................................................32

Section 4.08          Waiver of Certain Covenants......................................................33

                                    ARTICLE 5

                                   SUCCESSORS

Section 5.01          When the Company or the Guarantor May Merge, Etc.................................34

Section 5.02          Successor Corporation Substituted................................................34

Section 5.03          Offer to Repurchase on Change of Control.........................................35

Section 5.04          Amalgamation of the Company and the Guarantor....................................35

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01          Events of Default................................................................35

Section 6.02          Acceleration.....................................................................36

Section 6.03          Other Remedies...................................................................37

Section 6.04          Waiver of Past Defaults..........................................................37

Section 6.05          Control by Majority..............................................................37

Section 6.06          Limitation on Suits..............................................................38

Section 6.07          Rights of Holders to Receive Payment.............................................38

Section 6.08          Collection Suit by Trustee.......................................................38

Section 6.09          Trustee May File Proofs of Claim.................................................38

Section 6.10          Priorities.......................................................................39

Section 6.11          Undertaking for Costs............................................................39

                                    ARTICLE 7

                                   THE TRUSTEE

Section 7.01          Duties of the Trustee............................................................40

Section 7.02          Rights of the Trustee............................................................41

Section 7.03          Individual Rights of the Trustee.................................................42

Section 7.04          Trustee's Disclaimer.............................................................42

Section 7.05          Notice of Defaults...............................................................42

Section 7.06          Reports by the Trustee to Holders................................................42

Section 7.07          Compensation and Indemnity.......................................................43

Section 7.08          Replacement of the Trustee.......................................................43

Section 7.09          Successor Trustee by Merger, Etc.................................................44

Section 7.10          Eligibility, Disqualification....................................................45

Section 7.11          Preferential Collection of Claims Against Company................................45

Section 7.12          Appointment of Canadian Co-Trustee...............................................45

                                    ARTICLE 8

                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 8.01          Discharge of Indenture...........................................................46

Section 8.02          Deposited Monies to be Held In Trust by Trustee..................................46

                                    ARTICLE 9

                                   AMENDMENTS

Section 9.01          Without the Consent of Holders...................................................47

Section 9.02          With the Consent of Holders......................................................48

Section 9.03          Compliance With the Trust Indenture Act..........................................49

Section 9.04          Notation on or Exchange of Convertible Notes.....................................49

Section 9.05          Trustee Protected................................................................49

                                   ARTICLE 10

                               GENERAL PROVISIONS

Section 10.01         Trust Indenture Act Controls.....................................................49

Section 10.02         Notices..........................................................................50

Section 10.03         Communication by Holders With Other Holders......................................50

Section 10.04         Certificate and Opinion as to Conditions Precedent...............................50

Section 10.05         Statements Required in Certificate or Opinion....................................51

Section 10.06         Legal Holidays...................................................................51

Section 10.07         No Recourse Against Others.......................................................52

Section 10.08         Counterparts.....................................................................52

Section 10.09         Other Provisions.................................................................52

Section 10.10         Governing Law, Etc...............................................................53

Section 10.11         No Adverse Interpretation of Other Agreements....................................54

Section 10.12         Successors.......................................................................54

Section 10.13         Severability.....................................................................54

Section 10.14         Table of Contents, Headings, Etc.................................................54

Section 10.15         Interest Act (Canada)............................................................54

Section 10.16         Acts of Holders..................................................................55

                                   ARTICLE 11

                               COVENANT DEFEASANCE

Section 11.01         Discharge by Deposit of Money or Debt Securities.................................56

Section 11.02         Defeasance of Certain Obligations................................................57

Section 11.03         Application of Trust Money.......................................................57

Section 11.04         Repayment to the Company or the Guarantor........................................57

                                   ARTICLE 12

                         CONVERSION OF CONVERTIBLE NOTES

Section 12.01         Right to Convert.................................................................58

Section 12.02         Exercise of Conversion Privilege; Issuance of Common Shares on Conversion; No
                      Adjustment for Interest or Dividends.............................................58

Section 12.03         Cash Payments in Lieu of Fractional Shares.......................................60

Section 12.04         Conversion Price.................................................................60

Section 12.05         Adjustment of Conversion Price...................................................60

Section 12.06         Effect of Reclassification, Amalgamation, Consolidation, Merger or Sale..........67

Section 12.07         Taxes on Shares Issued...........................................................68

Section 12.08         Reservation of Shares; Shares to be Fully Paid; Listing of Common Shares.........69

Section 12.09         Responsibility of Trustee........................................................69

Section 12.10         Notice to Holders Prior to Certain Actions.......................................70

Section 12.11         Restriction on Common Shares Issuable Upon Conversion............................71

                                   ARTICLE 13

                    MEETINGS OF HOLDERS OF CONVERTIBLE NOTES

Section 13.01         Purposes for Which Meetings May Be Called........................................71

Section 13.02         Call, Notice and Place of Meetings...............................................72

Section 13.03         Persons Entitled to Vote at Meetings.............................................72

Section 13.04         Quorum; Action...................................................................72

Section 13.05         Determination of Voting Rights; Conduct and Adjournment of Meetings..............73

Section 13.06         Counting Votes and Recording Action of Meetings..................................74

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                                                        Indenture
Act Section                                                                                             Section
-----------                                                                                             -------
310(a)(1)...............................................................................                    7.10
     (a)(2).............................................................................                    7.11
     (a)(3).............................................................................                     n/a
     (a)(4).............................................................................                     n/a
     (b)................................................................................       7.08, 7.10, 10.02
     (c)................................................................................                     n/a

311(a)..................................................................................                    7.11
     (b)................................................................................                    7.11
     (c)................................................................................                     n/a

312(a)..................................................................................                    2.05
     (b)................................................................................                   10.03
     (c)................................................................................                   10.03

313(a)..................................................................................                    7.06
     (b)(1).............................................................................                     n/a
     (b)(2).............................................................................                     5.7
     (c)................................................................................             7.06, 10.02
     (d)................................................................................                    7.06

314(a)..................................................................................             4.02, 10.02
     (b)................................................................................                     n/a
     (c)(1).............................................................................                   10.04
     (c)(2).............................................................................                   10.04
     (c)(3).............................................................................                     n/a
     (d)................................................................................                     n/a
     (e)................................................................................                   10.05
     (f)................................................................................                     n/a

315(a)..................................................................................                 7.01(b)
     (b)................................................................................             7.05, 10.02
     (c)................................................................................                 7.01(a)
     (d)................................................................................                 7.01(c)
     (e)................................................................................                    6.11

316(a)(last sentence)...................................................................                    2.09
     (a)(1)(A)..........................................................................                    6.05
     (a)(1)(B)..........................................................................                    6.04
     (a)(2).............................................................................                     n/a
     (b)................................................................................                    6.02
     (c)................................................................................                    9.04

317(a)(1)...............................................................................                    6.08
     (a)(2).............................................................................                    6.09
     (b)................................................................................                    2.04

318(a)..................................................................................                   10.01
     (b)................................................................................                     n/a
     (c)................................................................................                   10.01

------------------
"n/a" means not applicable.


* This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

       THIS INDENTURE, dated as of August 15, 2001, is among Nortel Networks Corporation, a Canadian corporation (the "Company"), Nortel Networks Limited, a Canadian corporation (the "Guarantor") and Bankers Trust Company, a New York banking corporation (the "Trustee"). The Company has duly authorized the creation of its 4.25% Convertible Senior Notes due 2008 (the "Convertible Notes") and the Guarantor has duly authorized the guarantee of the Convertible Notes to the extent described herein and to provide therefor the Company, the Guarantor and the Trustee have duly authorized the execution and delivery of this Indenture. Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders from time to time of the Convertible Notes:

                                   ARTICLE 1

                                  DEFINITIONS

SECTION 1.01   Definitions.

       "Additional Amounts" means any additional payments required to be made by the Company or the Guarantor as a result of a requirement to withhold or deduct for or on account of Canadian tax pursuant to Section 4.07 hereof.

       "Additional Interest" has the meaning specified in paragraph 17 of the form of Convertible Note which is attached as Exhibit A hereto.

       "Affiliate" means, when used with reference to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control of, the referent person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of management and policies of the referent person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative of the foregoing.

       "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

       "Agent Member" means any member of, or participant in, the Depositary.

       "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security to the extent applicable to such transaction and as in effect from time to time.

       "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each business day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any business day.

       "Authorized Officers" means, with respect to the Company or the Guarantor, as the case may be, any two of the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer.

       "Average Market Price" means the average of the Sale Prices of the Common Shares for the five Trading Day period ending on the third business day prior to a Change of Control Payment Date or the date of the transaction or event with respect to which the Average Market Price is to be determined, as the case may be, or if such day is not a Trading Day then on the last Trading Day prior to such day. The Trustee shall be entitled to rely conclusively, in good faith, upon the Company's or the Guarantor's certification of Average Market Price set forth in the relevant Officers' Certificate.

       "Board of Directors" means, in respect of the Company or the Guarantor, the board of directors, the executive committee or any other committee of that board or any group of directors of that board, duly authorized to make a decision on the matter in question.

       "Board Resolution" means a copy of a resolution certified by the Corporate Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Company or the Guarantor, respectively, and to be in full force and effect on the date of such certification.

       "Canadian taxes" means any present or future taxes, duties, assessments or governmental charges imposed or levied by or on behalf of the Government of Canada or of any province or territory therein or thereof, or by any authority or agency therein or thereof having power to tax.

       "Change of Control" means the occurrence of any of the following events:
(a) either (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 66-2/3% (or such lesser percentage required from time to time under the Company Articles or the Canada Business Corporations Act to elect its directors) of the combined voting power of the then outstanding Voting Shares of the Company, or (ii) subject to Section 5.04, any "person" or "group" (as defined above) other than the Company or any of its Subsidiaries becomes the "beneficial owner" (as defined above) of the shares representing more than a majority of the combined voting power of the then outstanding Voting Shares of the Guarantor;
(b) the Company amalgamates or consolidates with or merges into, or the Guarantor amalgamates or consolidates with or merges into, any other corporation or any other corporation merges into the Company or the Guarantor, or the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or the Guarantor sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, unless (i) in the case of each event in this clause (b), the Company or shareholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the Voting Shares of the corporation resulting from such transaction or of the transferee corporation, as the case may be, or (ii) the transaction solely involves the Company, the Guarantor or any of the Company's Subsidiaries; or (c) the Company is dissolved or liquidated. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred if either
(y) the Sale Price per Common Share for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control (in the case of a Change of Control under clause (a) above) or the period of 10 consecutive Trading Days ending immediately before the Change of Control (in the case of a Change of Control under clause (b) above) shall equal or exceed 105% of the Conversion Price in effect on the date of such Change of Control or the public announcement of such Change of Control, as applicable or (z) at least 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change of Control consists of shares of common stock that are, or upon issuance will be, traded on the New York Stock Exchange or The Toronto Stock Exchange or quoted on the Nasdaq National Market. Subject to the foregoing, the occurrence of a Change of Control will be an event of failure that requires the Company to make an offer to repurchase the Convertible Notes.

       "Commission" means the United States Securities and Exchange Commission.

       "Common Shares" means any share of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 12.06, however, shares issuable on conversion of Convertible Notes shall include only shares of the class designated as Common Shares of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

       "Company" means the party named as such above until a successor replaces it in accordance with Article 5 and thereafter means the successor. References to the Company shall not include any Subsidiary of the Company.

       "Company Articles" means the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization or articles of arrangement of the Company from time to time in effect and includes all amendments thereto.

       "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by any two of the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer of the Company and delivered to the Trustee.

       "Consolidated Net Tangible Assets" means the total amount of assets after deducting therefrom (i) all current liabilities, and (ii) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as shown in the then most recent consolidated balance sheet of the Company contained in (x) the Company's most recent annual or quarterly report on Form 10-K or 10-Q, as applicable, as filed with the Commission or (y) if the Company is no longer subject to reporting requirements under the Exchange Act, the Company's most recent annual or quarterly financial statements, certified by the Chief Financial Officer of the Company.

       "Convertible Notes" means the 4.25% Convertible Senior Notes due 2008 issued, authenticated and delivered under this Indenture.

       "Conversion Price" means the initial conversion price specified in paragraph 16 of the form of Convertible Note attached as Exhibit A, as adjusted in accordance with the provisions of Article 12.

       "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Indenture is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Services, or at any other time at such other address as the Trustee may designate from time to time by notice to the holders.

       "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

       "Depositary" means, with respect to any Global Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Securities (or any successor securities clearing agency so registered), which shall initially be DTC.

       "DTC" means The Depository Trust Company, a New York corporation.

       "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       "Funded Debt" means any indebtedness for borrowed money, whether of the Company or the Guarantor or of a third person. For greater certainty, proceeds received in respect of any factoring, securitization or similar transactions will not be considered borrowed money.

       "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time.

       "Global Securities Legend" means the legend labeled as such and that is set forth in Exhibit A hereto.

       "Guarantee" means the guarantee of the Guarantor as endorsed on each Convertible Note authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in

Section 2.01(d) of this Indenture and all other obligations and covenants of the Guarantor contained in this Indenture and the Convertible Notes.

       "Guarantor" means the person named as "Guarantor" in the first paragraph of this Indenture until a successor corporation to such Guarantor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Guarantor shall mean such successor corporation.

       "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Guarantor by any two of the President and the Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer of the Guarantor and delivered to the Trustee.

       "Indenture" means this Indenture as amended or supplemented from time to time.

       "Ineligible Consideration" means any cash, property or security (a) that is not a "prescribed security" as defined for purposes of clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada) or any successor provision thereto or (b) where the right of a holder to convert the Convertible Notes to such cash, property or security will cause interest payable on the Convertible Notes to persons who deal with the Company at arm's length to cease to be exempt from Canadian withholding taxes.

       "Initial Purchasers" has the meaning set forth in the Purchase Agreement.

       "Interest Payment Date" means March 1 and September 1 of each year.

       "Issue Date" means the date on which Convertible Notes are first issued and authenticated under this Indenture.

       "Lien" means and includes any mortgage, hypothecation, pledge, lien, security interest, privilege, floating charge, conditional sale or other title retention agreement or other similar encumbrance securing indebtedness for borrowed money. For greater certainty, "Lien" does not include any such encumbrance covering receivables or other assets an interest in which has been transferred to a third party in a factoring, securitization or similar transaction that is accounted for as a sale under GAAP.

       "Maturity Date" means September 1, 2008.

       "Note Custodian" means Bankers Trust Company, as custodian with respect to any Global Security, or any successor entity thereto.

       "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

       "Offering Circular" means the final Confidential Offering Circular relating to the Convertible Notes and the Guarantee, dated August 9, 2001.

       "Officers' Certificate" means, with respect to the Company or the Guarantor, as the case may be, a certificate signed by two of the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer.

       "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company or the Guarantor or both, or the Trustee, as the case may be, which opinion shall be subject to assumptions and qualifications satisfactory to such counsel.

       A "person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

       "Purchase Money Lien" means a mortgage or any other Lien on property existing at the time of acquisition thereof by the Company or a Restricted Subsidiary; any mortgage or any other lien on any property acquired, constructed or improved by the Company or a Restricted Subsidiary incurred after the date of the issue of the Convertible Notes which is created or assumed contemporaneously with, or within 180 days after, such acquisition, or completion of such construction or improvement, to secure or provide for the payment of the purchase price thereof or the cost of construction or improvement thereon incurred after the date of issuance of the Convertible Notes (including the cost of any underlying real property); provided, however, that in the case of any such acquisition, construction or improvement, the Lien shall not apply to any property previously owned by the Company or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any real property, theretofore substantially unimproved for the purposes of the Company or a Restricted Subsidiary, on which the property so constructed, or the improvement, is located and other than any machinery or equipment installed at any time so as to constitute immovable property or a fixture on the real property on which the property so constructed, or the improvement, is located.

       "Redemption Date" when used with respect to any of the Convertible Notes to be redeemed, means the date fixed by the Company for such redemption pursuant to Article 3 of this Indenture and the Convertible Notes.

       "Redemption Price" when used with respect to any of the Convertible Notes to be redeemed, means the price fixed for such redemption pursuant to Article 3 of this Indenture and the Convertible Notes.

       "Registration Agreement" means the Registration Agreement relating to the Convertible Notes, the Guarantee and Common Shares issuable upon conversion of such Convertible Notes, dated August 9, 2001, among the Company, the Guarantor and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

       "Regular Record Date" means the February 15 or August 15 immediately preceding each Interest Payment Date.

       "Restricted Common Share Legend" means the legend labeled as such and that is set forth in Exhibit B hereto.

       "Restricted Securities Legend" means the legend labeled as such and that is set forth in Exhibit A hereto.

       "Restricted Subsidiary" means the Guarantor and Nortel Networks Inc., a Delaware corporation which is a direct, wholly owned Subsidiary of the Guarantor.

       "Sale Price" means, on the relevant date, the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the New York Stock Exchange or, in the event the Common Shares are not listed on the New York Stock Exchange, in the composite transactions for such other U.S. national or regional securities exchange upon which the Common Shares are listed, or, if the Common Shares are not listed on a U.S. national or regional securities exchange, as quoted on the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Company shall be entitled to determine the Sale Price on the basis of such quotations as it considers appropriate. The Trustee shall be entitled to rely exclusively upon the Company's certification of the Sale Price as set forth in an Officers' Certificate.

       "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

       "Shelf Registration Statement" shall have the meaning set forth in the Registration Agreement.

       "Subsidiary" means, with respect to the Company or the Guarantor, a corporation, a majority of the outstanding voting shares of which are owned, directly or indirectly, by the Company or the Guarantor or by one or more other Subsidiaries of the Company or the Guarantor, or by the Company or the Guarantor and one or more other Subsidiaries of the Company or the Guarantor. For the purposes of this definition, "voting shares" means shares having voting power for the election of directors, whether at all times or only so long as no other shares have such voting power by reason of any contingency.

       "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of execution of this Indenture, except as provided in Sections 9.03 and 12.06.

       "Trading Day" means (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another U.S. or Canadian national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

       "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

       "Trust Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Director, Assistant Vice President, Associate, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

       "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

       "Voting Shares" means any class or classes of capital stock the holders of which under ordinary circumstances have the power to vote in the election of the board of directors, managers or trustees of any person or other persons performing similar functions irrespective of whether or not, at the time capital stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.

SECTION 1.02   Other Definitions.

                                                                                                           Defined in
                                                                                                              Section
         "Act"....................................................................................              10.16
         "business day"...........................................................................              10.06
         "cash"...................................................................................            4.06(a)
         "CBCA"...................................................................................               7.12
         "Change of Control Date".................................................................               4.06
         "Change of Control Offer"................................................................               4.06
         "Change of Control Offer Termination Date"...............................................               4.06
         "Change of Control Payment"..............................................................               4.06
         "Change of Control Payment Date".........................................................               4.06
         "Change in Tax Redemption"...............................................................               3.02
         "closing price"..........................................................................              12.05
         "Company Notice".........................................................................               4.06
         "Conversion Agent".......................................................................               2.03
         "Current Market Price"...................................................................              12.05
         "Event of Default".......................................................................               6.01
         "Expiration Time"........................................................................              12.05
         "fair market value"......................................................................              12.05
         "Global Security"........................................................................               2.01
         "Legal Holiday"..........................................................................              10.06
         "non-electing share".....................................................................              12.06
         "Optional Redemption"....................................................................               3.02
         "Paying Agent"...........................................................................               2.03

         "Purchase Agreement".....................................................................               2.01
         "Purchase Notice"........................................................................               4.06
         "QIBs"...................................................................................               2.01
         "Record Date"............................................................................              12.05
         "Registrar"..............................................................................               2.03
         "Register"...............................................................................               2.03
         "Rule 144A"..............................................................................               2.01
         "Securities".............................................................................              12.05


SECTION 1.03   Incorporation by Reference of Trust Indenture Act.

       Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

       The following TIA terms used in this Indenture have the following meanings:

              "Commission" means the Commission;

              "indenture securities" means the Convertible Notes and the Guarantee;

              "indenture security holder" means a holder of a Convertible Note;

              "indenture to be qualified" means this Indenture;

              "indenture trustee" or "institutional trustee" means the Trustee; and

              "obligor" on the Convertible Notes means the Company or any other obligor on the Convertible Notes and on the Guarantee means the Guarantor or any other obligor on the Guarantee.

       All other terms in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

SECTION 1.04   Rules of Construction.

       Unless the context otherwise requires:

              (1) a term has the meaning assigned to it;

              (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

              (3) "or" is not exclusive;

              (4) words in the singular include the plural, and in the plural include the singular;

              (5) the male, female and neuter genders include one another; and

              (6) references in this Indenture to Articles, Sections, subsections, paragraphs, clauses, other subdivisions, Exhibits, appendices or schedules are to Articles, Sections, subsections, paragraphs, clauses, other subdivisions, Exhibits, appendices or schedules of or to this Indenture.

                                   ARTICLE 2

                    THE CONVERTIBLE NOTES AND THE GUARANTEES

SECTION 2.01   Form and Dating.

       (a) Global Securities. The Convertible Notes and the Guarantee are being offered and sold by the Company pursuant to a Purchase Agreement relating to the Convertible Notes, dated August 9, 2001, among the Company, the Guarantor and the Initial Purchasers (the "Purchase Agreement").

       The Convertible Notes and the Guarantee are being offered and sold to "qualified institutional buyers" as defined in Rule 144A ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") as provided in the Purchase Agreement and are being offered for sale on a "private placement" basis to eligible investors pursuant to exemptions from the applicable registration and prospectus requirements of securities legislation in certain provinces of Canada identified in the Purchase Agreement, and shall be issued in the form of one or more permanent global securities in definitive, fully registered form without interest coupons with the Global Securities Legend and the Restricted Securities Legend set forth in Exhibit A hereto (each, a "Global Security"). Any Global Security shall be deposited on behalf of the purchasers of the Convertible Notes and the Guarantee represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

       (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

       The Company shall execute and the Trustee shall, in accordance with this
Section 2.01(b) and a Company Order, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

       Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global

Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

       (c) Definitive Securities. Except as provided in 2.10, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Convertible Notes or the Guarantee in definitive form. If applicable, certificated Convertible Notes and the Guarantee in definitive form will bear the Restricted Securities Legend set forth on Exhibit A unless the Restricted Securities Legend is removed in accordance with
Section 2.06(b).

       (d) Guarantee by the Guarantor; Form of Guarantee. The Guarantor by its execution of this Indenture hereby agrees with each holder of a Convertible Note authenticated and delivered by the Trustee and with the Trustee on behalf of each such holder, to be unconditionally bound by the terms and provisions of the Guarantee set forth below and authorizes the Trustee to confirm such Guarantee to the holder of each Convertible Note by its execution and delivery of each such Convertible Note, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee. The Guarantee to be endorsed on the Convertible Notes shall, subject to this Section 2.01, be in substantially the form set forth below:

                                    GUARANTEE

                                       OF

                             NORTEL NETWORKS LIMITED

              For value received, Nortel Networks Limited, a corporation incorporated under the laws of Canada, having its principal executive offices at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, L6T 5P6 (herein called the "Guarantor", which term includes any successor person under the Indenture referred to in the Convertible Note upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the holder of the Convertible Note upon which this Guarantee is endorsed and to the Trustee on behalf of each such holder the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on such Convertible Note, when and as the same shall become due and payable, whether on the Maturity Date, by declaration of acceleration, call for redemption, tendered pursuant to an offer to repurchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Nortel Networks Corporation, a corporation incorporated under the laws of Canada (herein called the "Borrower", which term includes any successor person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or Additional Interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the Maturity Date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Borrower.

              The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Convertible Note or such Indenture, any failure to enforce the provisions of such Convertible Note or such Indenture, or any waiver, modification or indulgence granted to the Borrower with respect thereto, by the holder of such Convertible Note or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Convertible Note, or increase the interest rate or Additional Interest thereon (except as provided for in the Registration Agreement), or increase any premium payable upon redemption thereof, or alter the Maturity Date thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest or notice with respect to such Convertible Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest and Additional Interest, if any, on such Convertible Note.

              The Guarantor shall be subrogated to all rights of the holder of such Convertible Note and the Trustee against the Borrower in respect of any amounts paid to such holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest and Additional Interest, if any, on all Convertible Notes shall have been paid in full.

              No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on, the Convertible Note upon which this Guarantee is endorsed.

              This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Convertible Note shall have been manually executed by or on behalf of the Trustee under such Indenture.

              All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

              This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

              Executed and dated the date on the face hereof.

                                     NORTEL NETWORKS LIMITED

                                     By   ______________________________________
                                     Name:
                                     Title:


                                     By   ______________________________________
                                     Name:
                                     Title:

SECTION 2.02   Execution and Authentication.

       The Authorized Officers of the Company shall sign the Convertible Notes for the Company by manual or facsimile signature. The Authorized Officers of the Guarantor shall sign the Guarantee for the Guarantor by manual or facsimile signature.

       If an Authorized Officer whose signature is on a Convertible Note or the Guarantee endorsed thereon no longer holds that office at the time the Convertible Note is authenticated, the Convertible Note and the Guarantee shall nevertheless be valid.

       A Convertible Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Convertible Note has been authenticated under this Indenture.

       Upon a Company Order, the Trustee shall authenticate Convertible Notes for original issue up to an aggregate principal amount of $1,500,000,000 (plus up to $300,000,000 aggregate principal amount of Convertible Notes that may be sold by the Company pursuant to the option granted pursuant to the Purchase Agreement) to the Initial Purchasers. The aggregate principal amount of Convertible Notes outstanding at any time may not exceed that amount except as provided in Section 2.07.

       The Convertible Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 or any integral multiple thereof.

       The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Convertible Notes. An authenticating agent may authenticate Convertible Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate of the Company.

SECTION 2.03   Registrar, Paying Agent and Conversion Agent.

       The Company shall maintain or cause to be maintained in the borough of Manhattan, the City and State of New York, which may be a Corporate Trust Office, an office or agency where: (i) securities may be presented for registration of transfer or for exchange ("Registrar"); (ii) Convertible Notes may be presented for payment ("Paying Agent"); (iii) Convertible Notes may be presented for conversion (the "Conversion Agent"); and (iv) notices and demands to or upon the Company or the Guarantor, as the case may be, in respect of Convertible Notes, the Guarantee and this Indenture may be served by the holders of the Convertible Notes. The Registrar shall keep at the office or agency of the Registrar in the borough of Manhattan a Register ("Register") of the Convertible Notes and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its subsidiaries may act as Paying Agent, Registrar, Conversion Agent or co-registrar. If the Company fails to appoint or maintain another entity as Registrar, or Paying Agent or Conversion Agent, the Trustee shall act as such, and the Trustee shall initially act as such.

SECTION 2.04   Money for Convertible Notes Payments to be Held in Trust.

       (a) If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any payment on the Convertible Notes, it will, on or before each due date of the principal of (and premium, if any) or interest (including Additional Interest, if any) on the Convertible Notes, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Interest, if any) so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

       (b) Whenever the Company shall have one or more Paying Agents with respect to the Convertible Notes, it will, prior to each due date of the principal of (and premium, if any) or interest (including Additional Interest, if any) on the Convertible Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Interest, if any) so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

       (c) The Company will cause each Paying Agent, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

              (i) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on the Convertible Notes in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided;

              (ii) give the Trustee notice of any default by the Company or Guarantor in the making of any payment of principal of (and premium, if any) or interest (including Additional Interest, if any) on the Convertible Notes or Guarantees endorsed thereon; and

              (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

       (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

       (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest (including Additional Interest, if any) on the Convertible Notes and remaining unclaimed for two years after such principal (and premium, if any) or interest (including Additional Interest, if any) has become due and payable shall be paid to the Company or Guarantor on Company Request or Guarantor Request, as the case may be, or (if then held by the Company or Guarantor) shall be discharged from such trust; and the holder of Convertible Notes shall thereafter, as an unsecured general creditor, look only to the Company or Guarantor, as the case may be, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or Guarantor, as the case may be, as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company or Guarantor, as the case may be, cause to be published once, in an Authorized Newspaper of general circulation in the borough of Manhattan, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company or Guarantor, as the case may be.

SECTION 2.05   Holder Lists.

       The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Convertible Notes and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven business days before each Interest Payment Date, and as the Trustee may request in writing within fifteen (15) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of holders of Convertible Notes.

SECTION 2.06   Transfer and Exchange.

       (a) When Convertible Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Convertible Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue, the Guarantor shall endorse and the Trustee shall authenticate Convertible Notes at the Registrar's request, bearing registration numbers not contemporaneously outstanding. No service charge shall be made to a holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable upon exchanges pursuant to Sections 2.10, 3.07, 9.05 or 12.02.

       The Company or the Registrar shall not be required (i) to issue, register the transfer of or exchange Convertible Notes during a period beginning at the opening of business fifteen (15) days before the day of the mailing of the notice of redemption under Section 3.03 and ending at the close of business on the day of such mailing, (ii) to register the transfer or exchange of any Convertible Note so selected for redemption in whole or in part, except the unredeemed portion of any Convertible Note being redeemed in part, or (iii) to register the transfer of any Convertible Notes surrendered for repurchase pursuant to Section 4.06.

       All Convertible Notes issued upon any transfer or exchange of Convertible Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Convertible Notes surrendered upon such registration of transfer or exchange.

       (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Sections 2.01(b) and 2.10 and in compliance with applicable Canadian securities laws; provided, however, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the Global Security in accordance with the transfer restrictions set forth under the heading "Transfer Restrictions" in the Offering Circular and, if applicable, in the Restricted Securities Legend.

       Except for transfers or exchanges made in accordance with Section 2.10, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

       In the event that a Global Security is exchanged for Convertible Notes in definitive form pursuant to Section 2.10 prior to the effectiveness of a Shelf Registration Statement with respect to such Convertible Notes, such exchange may occur, and such Convertible Notes may be further exchanged or transferred, only upon receipt by the Registrar of (1) such Global Security or such Convertible Notes in definitive form, duly endorsed as provided herein, as applicable, (2) instructions from the holder directing the Trustee to authenticate and deliver one or more Convertible Notes in definitive form of the same aggregate principal amount as the Global Security or the Convertible Notes in definitive form (or portion thereof), as applicable, to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Convertible Notes in definitive form to be so issued and appropriate delivery instructions, and (3) such certifications or other information and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be), and upon compliance with such other procedures as may from time to time be adopted by the Company.

       (c) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Agreement, if Convertible Notes are issued upon the registration of transfer, exchange or replacement of Convertible Notes bearing a Restricted Securities Legend, or if a request is made to remove such a Restrictive Securities Legend on Convertible Notes, the Convertible Notes so issued shall bear the Restricted Securities Legend, or a Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Convertible Notes are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company and the Guarantor of such satisfactory evidence, the Trustee, at the written direction of the Company and the Guarantor, shall authenticate and deliver Convertible Notes (including the related Guarantee) that do not bear the legend. The Company shall not otherwise be entitled to require the delivery of a legal opinion in connection with any transfer or exchange of Securities.

       (d) Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

       (e) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Convertible Notes (including any transfers between or among the Depositary's participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation as is expressly required by, and to do so if and when expressly required by, the terms of this Indenture and to examine the same to determine substantial compliance as to form with the express requirements hereof.

       (f) Each holder of a Convertible Note will be deemed to have represented and agreed for the benefit of the Company that it will not transfer such Convertible Note, or the Common Shares issuable upon conversion of such Convertible Note, into Canada, including through the facilities of a Canadian stock exchange, for a period of 90 days following the Issue Date except pursuant to an available exemption from the prospectus requirements of applicable Canadian securities laws.

SECTION 2.07   Replacement Convertible Notes.

       If the holder of a Convertible Note claims that the Convertible Note has been lost, destroyed or wrongfully taken, in the absence of notice to the Company, the Guarantor or the Trustee that such Convertible Notes have been acquired by a protected purchaser the Company shall issue, the Guarantor shall endorse and the Trustee shall authenticate a replacement Convertible Note if the Company's and the Guarantor's requirements are met. If required by the Trustee, the Company or Guarantor as a condition of receiving a replacement Convertible Note, the holder of a Convertible Note must provide a certificate of loss and an indemnity and/or an indemnity bond sufficient, in the judgment of the Company, the Guarantor and the Trustee, to fully protect the Company, the Guarantor, the Trustee, any Agent and any authenticating agent from any loss, liability, cost or expense which any of them may suffer or incur if the Convertible Note is replaced. The Company, the Guarantor and the Trustee may charge the relevant holder for their expenses in replacing any Convertible Note.

       The Trustee or any authenticating agent may authenticate any such substituted Convertible Note, and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company, the Guarantor and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Convertible Note, the Company and the Guarantor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Convertible Note which has matured or is about to mature, has been called for redemption pursuant to Article 3, has been submitted for repurchase pursuant to Section 4.06 or is about to be converted into Common Shares pursuant to Article 12, shall become mutilated or be destroyed, lost or stolen, the Company and the Guarantor may, instead of issuing a substitute Convertible Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Convertible
Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company and the Guarantor, to the Trustee and, if applicable, to the authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Guarantor, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Convertible Note and of the ownership thereof.

       Every replacement Convertible Note (including the related Guarantee) is an additional obligation of the Company and the Guarantor and shall be entitled to all the benefits provided under this Indenture equally and proportionately with all other Convertible Notes duly issued, authenticated and delivered hereunder.

SECTION 2.08   Outstanding Convertible Notes.

       The Convertible Notes outstanding at any time are all the Convertible Notes properly authenticated by the Trustee except for those canceled by the Trustee, those delivered to it for cancellation, and those described in this Section as not outstanding.

       If a Convertible Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Convertible Note is held by a protected purchaser.

       If Convertible Notes are considered paid under Section 4.01 or converted under Article 12, they cease to be outstanding and interest (and Additional Interest, if any) on them ceases to accrue.

       Subject to Section 2.09 hereof, a Convertible Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Convertible Note.

SECTION 2.09   When Treasury Convertible Notes Disregarded.

       In determining whether the holders of the required principal amount of Convertible Notes have concurred in any direction, waiver or consent, Convertible Notes owned by the Company, the Guarantor or an Affiliate of the Company or the Guarantor shall be considered as though they are not outstanding except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Convertible Notes which the Trustee knows are so owned shall be so disregarded; Convertible Notes so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Convertible Notes, and that the pledgee is not the Company or the Guarantor or any Affiliate of the Company or the Guarantor.

SECTION 2.10   Temporary Convertible Notes.

       (a) Until definitive Convertible Notes are ready for delivery, the Company may prepare, and the Guarantor shall endorse and the Trustee shall authenticate temporary Convertible Notes. Temporary Convertible Notes shall be substantially in the form of definitive Convertible Notes but may have variations that the Company and the Guarantor consider appropriate for temporary Convertible Notes and shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare, the Guarantor shall endorse and the Trustee shall authenticate definitive Convertible Notes in exchange for temporary Convertible Notes.

       (b) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Convertible Notes in definitive form only if such transfer complies with Section 2.06 and this
Section 2.10. The Company may at any time and in its sole discretion determine that the Convertible Notes shall no longer be represented by a Global Security.

       (c) Any Global Security or interest thereon that is transferable to the beneficial owners thereof in the form of certificated Convertible Notes in definitive form shall, if held by the Depository, be surrendered by the Depositary to the Trustee, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Convertible Notes of authorized denominations in the form of certificated Convertible Notes in definitive form. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of

$1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Convertible Notes in the form of certificated Convertible Notes in definitive form delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.06(c), bear the Restricted Securities Legend set forth in Exhibit A hereto.

       (d) Prior to any transfer pursuant to Section 2.10(b), the registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Convertible Notes.

SECTION 2.11   Cancellation.

       The Company or the Guarantor at any time may deliver Convertible Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Convertible Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else may cancel Convertible Notes surrendered for registration of transfer, exchange, payment, replacement, conversion, redemption, repurchase or cancellation. Upon written instructions of the Company, the Trustee shall destroy and dispose of canceled Convertible Notes in accordance with its customary practices in effect from time to time. The Company may not issue new Convertible Notes to replace Convertible Notes that it has paid or redeemed or that have been delivered to the Trustee for cancellation or that any holder has (i) converted pursuant to Article 12 hereof, (ii) submitted for redemption pursuant to Article 3 hereof or (iii) submitted for repurchase pursuant to Section 4.06 hereof (unless revoked).

SECTION 2.12   Defaulted Interest.

       If the Company (and the Guarantor) fails to make a payment of interest on the Convertible Notes, it (and the Guarantor) shall pay such defaulted interest plus, to the extent lawful, any interest payable on the defaulted interest. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are holders of Convertible Notes on a subsequent special record date. The Company shall fix any such record date and payment date. At least 10 days before any such record date, the Company shall mail to holders of the Convertible Notes a notice that states the record date, payment date and amount of such interest to be paid.

SECTION 2.13   CUSIP Number.

       The Company in issuing the Convertible Notes may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption, repurchase or exchange as a convenience to holders of Convertible Notes; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Convertible Notes and that reliance may be placed only on the other identification numbers printed on the Convertible Notes. The Company will promptly notify the Trustee of any change in the CUSIP number.

SECTION 2.14   Judgment.

       Any payment in respect of principal of (and premium, if any) and interest (and Additional Interest, if any) otherwise due on Convertible Notes made in Canadian currency by the Company or the Guarantor to any holder of Convertible Notes (the "Payee") pursuant to a judgment or order of a court or tribunal in Canada shall constitute a discharge of the Company only to the extent of the amount of U.S. Dollars on such Convertible Notes (the "Purchased Amount") that the Payee, on the date of such payment in Canadian currency, would be able to purchase with the amount so paid based on the noon buying rate for U.S. Dollars for wire transfers quoted on the date of payment or, if such date if not a business day in Toronto, Canada, on the next business day in Toronto, Canada. If the amount otherwise due to the Payee (the "Amount Due") is greater or less than the Purchased Amount, the Company shall indemnify and hold harmless the Payee to the extent that the Amount Due exceeds the Purchased Amount and the Company may retain the amount, if any, by which the Amount Due is less than the Purchased Amount. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Indenture and shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of amounts due under the Convertible Notes or any judgment or order.

                                   ARTICLE 3

                                   REDEMPTION

SECTION 3.01   Optional Redemption.

       The Company may redeem all or any portion of the Convertible Notes upon the terms and at the Redemption Prices set forth in each of the Convertible Notes. Any redemption shall be made pursuant to paragraph 5 of the Convertible Notes and this Article 3.

SECTION 3.02   Notices to Trustee.

       If the Company elects to redeem Convertible Notes pursuant to the optional redemption provisions described in the first paragraph of paragraph 5(a) of the Convertible Notes (the "Optional Redemption"), it shall notify the Trustee at least 45 days before a Redemption Date (unless a shorter period shall be satisfactory to the Trustee) of (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the Redemption Date, (iii) the principal amount of Convertible Notes (if less than all) to be redeemed, (iv) the Redemption Price, (v) the place where such Convertible Notes are to be surrendered and (vi) the CUSIP number of the Convertible Notes being redeemed. In case the Company elects to redeem Convertible Notes pursuant to the optional redemption provisions of paragraph 5(b) of the Convertible Notes relating to changes in Canadian withholding taxes (the "Change in Tax Redemption"), the Company shall similarly notify the Trustee at least 21 days but not more than 60 days before a Redemption Date and in addition furnish to the Trustee an Opinion of Counsel and an Officers' Certificate attesting to such change or amendment of Canadian withholding taxes.

SECTION 3.03   Selection of Convertible Notes To Be Redeemed.

       If less than all the Convertible Notes are to be redeemed, the Trustee shall select the Convertible Notes to be redeemed by a method that complies with the requirements of the principal national securities exchange (which shall be provided or caused to be provided by the Company to the Trustee), if any, on which the Convertible Notes are listed or quoted or, if the Convertible Notes are not so listed, on a pro rata basis by lot or by any other method that the Trustee considers fair and appropriate. The Trustee shall make the selection not more than 45 days before the Redemption Date from Convertible Notes outstanding and not previously called for redemption. The Trustee may select for redemption a portion of the principal of any Convertible Notes that has a denomination larger than $1,000. Convertible Notes and portions thereof will be redeemed in the amount of $1,000 or integral multiples of $1,000.

       Provisions of this Indenture that apply to Convertible Notes called for redemption also apply to portions of Convertible Notes called for redemption. The Trustee shall notify the Company promptly of the Convertible Notes or portions of Convertible Notes to be called for redemption.

       If any Convertible Note selected for partial redemption is converted in part after such selection, the converted portion of such Convertible Note shall be deemed (so far as may be deemed) to be the portion to be selected for redemption. The Convertible Notes (or portion thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Convertible Note is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Convertible Notes, the Company and the Trustee may treat as outstanding any Convertible Notes surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Convertible Note authenticated and delivered during such period in exchange for the unconverted portion of any Convertible Note converted in part during such period.

SECTION 3.04   Notice of Redemption.

       At least 20 days but not more than 60 days before a Redemption Date of an Optional Redemption or a Change in Tax Redemption, the Company shall mail by first class mail a notice of redemption to each holder whose Convertible Notes are to be redeemed, at such holder's address shown on the Register maintained by the Registrar.

       The notice shall identify the Convertible Notes to be redeemed and shall state:

              (1)    the Redemption Date;

              (2)    the Redemption Price;

              (3) if any Convertible Note is being redeemed in part, the portion of the principal amount of such Convertible Note to be redeemed and that, after the Redemption Date, upon surrender of such Convertible Note, a new Convertible Note or Convertible Notes in principal amount equal to the unredeemed portion will be issued in the name of the holder thereof;

              (4) that Convertible Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

              (5) that interest and Additional Interest, if applicable, on Convertible Notes called for redemption and for which funds have been set apart for payment, ceases to accrue on and after the Redemption Date (unless the Company and the Guarantor default in the payment of the Redemption Price);

              (6) the paragraph of the Convertible Notes pursuant to which the Convertible Notes called for redemption are being redeemed;

              (7) the aggregate principal amount of Convertible Notes (if less than all) that are being redeemed;

              (8) the CUSIP number of the Convertible Notes (provided that the disclaimer permitted by Section 2.13 may be made);

              (9)    the name and address of the Paying Agent;

              (10) that Convertible Notes called for redemption may be converted at any time prior to the close of business on the last Trading Day immediately preceding the Redemption Date and if not converted prior to the close of business on such date, the right of conversion will be lost; and

              (11) that in the case of Convertible Notes or portions thereof called for redemption on a date that is also an Interest Payment Date, the interest payment and Additional Interest, if any, due on such date shall be paid to the person in whose name the Convertible Note is registered at the close of business on the relevant Regular Record Date.

       The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Convertible Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Convertible Note.

       At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

SECTION 3.05   Effect of Notice of Redemption.

       Once notice of redemption is mailed, Convertible Notes called for redemption become due and payable on the Redemption Date at the Redemption Price set forth in the Convertible Note.

SECTION 3.06   Deposit of Redemption Price.

       On or before the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.04) money sufficient to pay the Redemption Price of and accrued interest (including Additional Interest, if any) on all Convertible Notes to be redeemed on that date, provided, however, that any funds deposited on the Redemption Date shall be deposited by the Company no later than 12:00 p.m., New York City time on such Redemption Date. The Trustee or the Paying Agent shall promptly return to the Company any money not required for that purpose.

       On and after the Redemption Date, unless the Company and the Guarantor shall default in the payment of the Redemption Price, interest and Additional Interest, if applicable, will cease to accrue on the principal amount of the Convertible Notes or portions thereof called for redemption and for which funds have been set apart for payment and such Convertible Notes, or portions thereof, shall cease after the close of business on the Trading Day immediately preceding the Redemption Date to be convertible into Common Shares and, except as provided in this Section 3.06 and Section 8.04, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Convertible Notes, or portions thereof, except the right to receive the Redemption Price thereof and unpaid interest and Additional Interest, if any, to (but excluding) the Redemption Date. In the case of Convertible Notes or portions thereof redeemed on a Redemption Date which is also an Interest Payment Date, the interest payment and Additional Interest, if any, due on such date shall be paid to the person in whose name the Convertible Note is registered at the close of business on the relevant Regular Record Date.

SECTION 3.07   Convertible Notes Redeemed in Part.

       Upon surrender of a Convertible Note that is redeemed in part only, the Company shall issue, the Guarantor shall endorse and the Trustee shall authenticate and deliver to the holder of a Convertible Note a new Convertible Note equal in principal amount to the unredeemed portion of the Convertible Note surrendered, at the expense of the Company, except as specified in Section 2.06

SECTION 3.08   Conversion Arrangement on Call for Redemption.

       In connection with any redemption of Convertible Notes, the Company at its option may arrange for the purchase and conversion of any Convertible Notes by an arrangement with one or more investment bankers or other purchasers to purchase such Convertible Notes by paying to the Trustee in trust for the holders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price, together with interest and Additional Interest, if any, accrued to the date fixed for redemption, of such Convertible Notes. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Convertible Notes, together with interest and Additional Interest, if any, accrued to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by the purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Convertible Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 12) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Convertible Notes shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Convertible Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Convertible Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Convertible Notes between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE 4

                                   COVENANTS

SECTION 4.01   Payment of Convertible Notes.

       The Company shall pay the principal of and interest (including Additional Interest, if any) on the Convertible Notes on the dates and in the manner provided in the Convertible Notes. Principal, interest (including Additional Interest, if any), the Redemption Price and Change of Control Payments shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or a Subsidiary of the Company) holds on that date immediately available funds designated for and sufficient to pay all principal, interest (including Additional Interest, if any), the Redemption Price then due or the Change of Control Payment then due.

       To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any bankruptcy, insolvency or other similar applicable law) on (i) overdue principal, at the rate borne by Convertible Notes, compounded semiannually; and (ii) overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semiannually.

SECTION 4.02   Commission Reports.

       The Company shall comply with Section 314(a) of the TIA.

SECTION 4.03   Compliance Certificate.

       Each of the Company and the Guarantor shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company, an Officers' Certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating whether the signers know of any Event of Default that occurred during the fiscal year. If any Event of Default shall have occurred, the applicable certificate shall describe the nature of the Event of Default and its current status. The certificate shall be in a form in compliance with the TIA.

SECTION 4.04   Maintenance of Office or Agency.

       The Company shall maintain or cause to be maintained the office or agency required under Section 2.03. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not maintained by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands with respect to the Convertible Notes may be made or served at the Corporate Trust Office of the Trustee.

       The Company may also from time to time designate one or more other offices or agencies where the Convertible Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; provided however, that no such designation shall in any manner relieve the Company of its obligation to maintain an office or agency in the borough of Manhattan. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

SECTION 4.05   Negative Pledge.

       (a) Subject to the following exceptions, the Company will not, and will not permit the Restricted Subsidiaries, as long as any Convertible Notes remain outstanding, to issue, assume or guarantee any Funded Debt secured by, and will not secure any Funded Debt by, a Lien upon any property of the Company or a Restricted Subsidiary (whether now owned or hereafter acquired) without in any such case effectively providing concurrently therewith that the Convertible Notes then outstanding shall be secured equally and ratably with such Funded Debt; provided, however, that the foregoing restrictions shall not apply to Funded Debt secured by:

              (i)    Purchase Money Liens;

              (ii) Liens on property of a person existing at the time such person is liquidated or merged into, or amalgamated or consolidated with, the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition to the Company or a Restricted Subsidiary of the properties of a person as, or substantially as, an entirety;

              (iii) Liens to secure indebtedness of any Restricted Subsidiary to the Company or to another Restricted Subsidiary or to secure indebtedness of the Company to any Restricted Subsidiary;

              (iv) Liens in favor of the United States of America or any state thereof, Canada or any province or territory thereof, or any department, agency or instrumentality or political subdivision thereof, or in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, shares of capital stock or indebtedness subject to such Liens, or the cost of constructing or improving the property subject to such Liens (including, without limitation, Liens incurred in connection with pollution control, industrial revenue or similar financings);

              (v) any Lien created by or resulting from litigation or other proceeding against, or upon property of, the Company or any Restricted Subsidiary, or any Lien for workmen's compensation awards or similar awards, so long as the finality of such judgment or award is being contested and execution thereon is stayed or such Lien relates to a final unappealable judgment which is satisfied within 30 days of such judgment or any Lien incurred by the Company or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding; and

              (vi) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien existing at the date of this Indenture or any Lien referred to in the foregoing clauses
(i) through (v), inclusive, provided, however, that the principal amount of the Funded Debt secured thereby shall not exceed the principal amount of the Funded Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property (plus improvements and construction on such property) or indebtedness that was subject to the Lien so extended, renewed or replaced.

       (b) Notwithstanding the foregoing, the Company or any Restricted Subsidiary may issue, assume or guarantee Funded Debt secured by a Lien upon any property of the Company or such Restricted Subsidiary that would otherwise be subject to the foregoing restrictions, and may carry out any other transactions which would otherwise be subject to the foregoing restrictions, provided the aggregate amount at any time outstanding of all such secured Funded Debt would not, after giving effect thereto, exceed 15% of the Company's Consolidated Net Tangible Assets.

SECTION 4.06   Offer to Repurchase Upon a Change of Control.

       (a) Offer to Repurchase Upon a Change of Control. Following a Change of Control (the date of each such occurrence being the "Change of Control Date"), the Company shall notify the holders of Convertible Notes in writing of such occurrence and shall make an offer (the "Change of Control Offer") to repurchase all Convertible Notes then outstanding at a repurchase price equal to 100% of the aggregate principal amount thereof (the "Change of Control Payment"), plus accrued and unpaid interest and Additional Interest, if any, to, but not including, the Change of Control Payment Date.

       Notice of a Change of Control (the "Company Notice") shall be mailed by or at the direction of the Company through the Trustee to the holders of Convertible Notes as shown on the Register of such holders maintained by the Registrar not more than 30 days after the applicable Change of Control Date at the addresses as shown on the Register of holders maintained by the Registrar, with a copy to the Trustee and the Paying Agent. The Change of Control Offer shall remain open until a specified date (the "Change of Control Offer Termination Date") which is at least 20 business days from the date such notice is mailed. During the period specified in such notice, holders of Convertible Notes may elect to tender their Convertible Notes in whole or in part in integral multiples of $1,000. Payment shall be made by the Company in the manner elected by the Company pursuant to Section 4.06(b) in respect of Convertible Notes properly tendered pursuant to this Section on a specified business day (the "Change of Control Payment Date") which shall be no earlier than five business days after the Change of Control Offer Termination Date and no later than 60 days after the Change of Control.

       The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

              (1) that a Change of Control Offer is being made pursuant to this
Section 4.06 and that all Convertible Notes will be accepted for payment;

              (2) the event, transaction or transactions that constitute the Change of Control;

              (3) the Change of Control Payment for each Convertible Note, the Change of Control Offer Termination Date and the Change of Control Payment Date;

              (4) the manner of payment selected by the Company;

              (5) if the Company elects to pay the Change of Control Payment, or a specified percentage thereof, in Common Shares, the information required by
Section 4.06(d), and that the conditions to such manner of payment set forth in
Section 4.06(c) have been or will be complied with;

              (6) that any Convertible Note not accepted for payment will continue to accrue interest and Additional Interest, if applicable, in accordance with the terms thereof;

              (7) that, unless the Company and the Guarantor default on making the Change of Control Payment, any Convertible Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest and Additional Interest, if applicable, on the Change of Control Payment Date and no further interest or Additional Interest shall accrue on or after such date;

              (8) that holders electing to have Convertible Notes repurchased pursuant to a Change of Control Offer will be required to surrender their Convertible Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Change of Control Offer Termination Date and must complete any form letter of transmittal proposed by the Company and acceptable to the Trustee and the Paying Agent (a "Purchase Notice");

              (9) that holders of Convertible Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Change of Control Offer Termination Date, a facsimile transmission or letter setting forth the name of the holder, the principal amount of Convertible Notes the holder delivered for repurchase, the Convertible Note certificate number (if any) and a statement that such holder is withdrawing his election to have such Convertible Notes purchased;

              (10) that holders whose Convertible Notes are repurchased only in part will be issued Convertible Notes equal in principal amount to the unpurchased portion of the Convertible Notes surrendered;

              (11) the instructions that holders must follow in order to tender their Convertible Notes; and

              (12) that in the case of a Change of Control Offer Termination Date that is also an Interest Payment Date, the interest payment and Additional Interest, if any, due on such date shall be paid to the person in whose name the Convertible Note is registered at the close of business on the relevant Change of Control Offer Termination Date.

       On the Change of Control Offer Termination Date the Company shall, to the extent lawful, (i) accept for payment all Convertible Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent, at the Company's option, an amount in U.S. legal tender ("cash") or a number of Common Shares, or a combination thereof, sufficient to pay the Change of Control Payment with respect to all Convertible Notes or portions thereof so tendered and accepted, and an amount in cash equal to accrued and unpaid interest and Additional Interest, if any, and (iii) deliver or cause to be delivered to the Trustee the Convertible Notes so accepted together with an Officers' Certificate setting forth the aggregate principal amount of Convertible Notes or portions thereof tendered to and accepted for payment by the Company. On the Change of Control Payment Date, the Paying Agent shall mail or deliver to the holders of Convertible Notes so accepted, the Change of Control Payment, and the Trustee shall promptly authenticate and mail or cause to be transferred by book entry to such holders a new Convertible Note equal in principal amount to any unpurchased portion of the Convertible Note surrendered, if any; provided that such new Convertible Notes will be in a principal amount of $1,000 or an integral multiple thereof. Any Convertible Notes not so accepted shall be promptly mailed or delivered by the Company to the holder thereof.

       In the case of any reclassification, change, amalgamation, consolidation, merger, combination or sale or conveyance to which Section 12.06 applies, in which the Common Shares of the Company are changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash) which includes common shares of the Company or another person, then the person formed by such amalgamation, or consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of Convertible Notes to cause the Company to repurchase Convertible Notes following a Change of Control, including the applicable provisions of this Section 4.06 and the definition of Change of Control, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provision apply to such common shares and the issuer thereof if different from the Company and Common Shares (in lieu of the Company and the Common Shares of the Company).

       Each Change of Control Offer shall be made by the Company in compliance with Rule 14e-4 and Rule 13e-4 and all other applicable provisions of the Exchange Act and, with respect to Canadian holders, Canadian securities laws, and all applicable tender offer rules promulgated thereunder and any other applicable securities laws and regulations, to the extent such laws and regulations are then applicable and shall include all instructions and materials that the Company shall reasonably deem necessary to enable such holders of Convertible Notes to tender their Convertible Notes.

       (b) Company's Right to Elect Manner of Payment. The Convertible Notes to be repurchased pursuant to Section 4.06(a) may be paid for, at the election of the Company, in cash or Common Shares, or in any combination of cash and Common Shares, subject to the conditions set forth in Section 4.06(b). The Company shall designate, in the Company Notice delivered pursuant to Section 4.06(a), whether the Company will repurchase the Convertible Notes for cash or Common Shares, or, if a combination thereof, the percentages of the Change of Control Payment in respect of which it will pay in cash or Common Shares; provided that the Company will pay cash for fractional interests in Common Shares. For purposes of determining the existence of potential fractional interests, all Convertible Notes subject to repurchase by the Company held by a holder shall be considered together (no matter how many separate certificates are to be presented). Each holder whose Convertible Notes are purchased pursuant to this
Section 4.06 shall receive the same percentage of cash or Common Shares in payment of the Change of Control Payment for such Notes, except (i) as provided in Section 4.06(c) with regard to the payment of cash in lieu of fractional Common Shares and (ii) in the event that the Company is unable to repurchase the Convertible Notes of a holder or holders for Common Shares because any necessary qualifications or registrations of the Common Shares under applicable state securities laws or Canadian securities laws cannot be obtained, the Company may repurchase the Convertible Notes of such holder or holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to holders of the Convertible Notes except pursuant to this
Section 4.06(b) or pursuant to Section 4.06(d) in the event of a failure to satisfy, prior to the close of business on the Change of Control Payment Date, any condition to the payment of the Change of Control Payment, in whole or in part, in Common Shares.

       (c) Payment by Issuance of Common Shares. If the Company elects to pay the Change of Control Payment in respect of which a Change of Control Offer pursuant to Section 4.06(a) has been given, or a specified percentage thereof, in Common Shares pursuant to Section 4.06(b), the number of Common Shares to be issued shall be equal to the quotient obtained by dividing (i) the amount of cash to which the holders of the Convertible Notes would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Change of Control Payment in cash by (ii) the Average Market Price of a Common Share, determined with respect to the Change of Control Payment Date (and as certified to the Trustee by the Officers' Certificate of the Company) subject to the next succeeding paragraph.

       The Company will not issue a fractional Common Share in payment of the Change of Control Payment. Instead, the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the Average Market Price by such fraction and rounding the product to the nearest whole cent. It is understood that if a holder elects to have more than one Convertible Note purchased, the number of Common Shares shall be based on the aggregate amount of Convertible Notes to be purchased.

       The Company's right to exercise its election to repurchase the Convertible Notes pursuant to Section 4.06 through the issuance of Common Shares shall be conditioned upon:

              (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of election to repurchase all or a specified percentage of the Convertible Notes with Common Shares as provided herein;

              (ii) the registration of the Common Shares to be issued in respect of the payment of the Change of Control Payment under the Securities Act or the Exchange Act, in each case, if required;

              (iii) any necessary qualification or registration under applicable state securities laws or, with respect to Canadian holders, Canadian securities laws or the availability of an exemption from such qualification and registration; and

              (iv) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Shares are in conformity with this Indenture and (B) the Common Shares to be issued by the Company in payment of the Change of Control Payment in respect of Convertible Notes have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Change of Control Payment in respect of the Convertible Notes, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers' Certificate, stating that conditions (i), (ii) and (iii) above have been satisfied and, in the case of such Opinion of Counsel, stating that conditions (ii) and (iii) above has been satisfied.

              Such Officers' Certificate shall also set forth the number of Common Shares to be issued for each $1,000 principal amount of Convertible Notes and the Sale Price of a Common Share on each Trading Day falling within the period during which the Average Market Price is calculated, and the Average Market Price of a Common Share (taking into account any necessary adjustments pursuant to Article 12). If the foregoing conditions are not satisfied prior to the close of business on the Change of Control Payment Date and the Company has elected to repurchase the Convertible Notes pursuant to this Section 4.06 through the issuance of Common Shares, the Company shall pay the entire Change of Control Payment of the Convertible Notes in cash. The Trustee shall be under no duty to verify or recalculate any information set forth in such Officers' Certificate.

       (d) Notice of Election. In the event the Company has elected to pay the Change of Control Payment (or a specified percentage thereof) with Common Shares, the Company Notice shall also:

                     (1) state that each holder will receive Common Shares with an Average Market Price determined as of a specified date prior to the Change of Control Payment Date equal to such specified percentage of the Change of Control Payment held by such holder (except any cash amount to be paid in lieu of fractional shares);

                     (2) state the percentages of the Change of Control Payment in respect of which it will pay in cash or Common Shares;

                     (3) set forth the method of calculating the Average Market Price of the Common Shares; and

                     (4) state that because the Average Market Price of Common Shares will be determined prior to the Change of Control Payment Date, holders will bear the market risk with respect to the value of the Common Shares to be received from the date such Average Market Price is determined to the Change of Control Payment Date.

       (e) Covenants of the Company. All Common Shares delivered upon repurchase of the Convertible Notes shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

              The Company shall use its best efforts to list or cause to have quoted any Common Shares to be issued to repurchase Convertible Notes on each securities exchange or over-the-counter or other market on which the Common Shares are then listed or quoted.

       (f) Procedure upon Repurchase. The Company shall deposit cash (in respect of a cash repurchase or for fractional interests, as applicable) or Common Shares, or a combination thereof, as applicable, at the time and in the manner as provided in Section 4.06(a), sufficient to pay the aggregate Change of Control Payment, and cash in respect of accrued and unpaid interest and Additional Interest, if any, on the Convertible Notes tendered for repurchase. As soon as practicable after the Change of Control Payment Date, the Company shall deliver to each holder entitled to receive Common Shares through the Paying Agent, a certificate for the number of full Common Shares issuable in payment of the Change of Control Payment and cash in lieu of any fractional interests. The person in whose name the certificate for Common Shares is registered shall be treated as a holder of record of Common Shares on the business day following the Change of Control Payment Date. No payment or adjustment will be made for dividends on the Common Shares the record date for which occurred on or prior to the Change of Control Payment Date.

       (g) Taxes. If a holder of a Convertible Note is paid in Common Shares, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Shares. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Shares in any name other than that of the holder of any Convertible Note converted, and the Company shall not be required to issue or deliver any such common share certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. Nothing herein shall preclude any income tax withholding required by law or regulations.

SECTION 4.07   Payment of Additional Amounts.

       (a) All payments of principal and premium, if any, and interest and Additional Interest, if any, by the Company under this Indenture or by the Guarantor under the Guarantee shall be made without withholding or deduction for, or on account of, Canadian taxes. In the event withholding or deduction for Canadian taxes is required by law or by the interpretation or administration thereof by the relevant governmental authority, the Company or Guarantor, as the case may be, will pay such Additional Amounts as may be necessary in order that the net amounts received by a holder after such withholding or deduction may not be less than the amount which would have been receivable in respect of the Convertible Notes in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable to or on behalf of a holder:

              (i) who the Company does not deal with at arm's length (within the meaning of the Income Tax Act (Canada)) at the time of the making of such payment;

              (ii) who is subject to such Canadian taxes by reason of its being connected with Canada or any province or territory thereof otherwise than solely by reason of the holders' activity in connection with purchasing the Convertible Notes, the mere holding of Convertible Notes or the receipt of payments thereunder; or

              (iii) who could lawfully avoid (but has not so avoided) such withholding or deduction by complying, or procuring that any third party complies with, any statutory requirements or by making, or procuring that any third party make, a declaration of non-residence or other similar claim for exemption to any relevant tax authority.

       (b) The Company shall make such withholding or deduction and remit the full amount deducted or withheld to the relevant authority in accordance with applicable law. The Company shall furnish to the Trustee, within 30 days after the date the payment of any Canadian taxes is due pursuant to applicable law, certified copies of tax receipts evidencing that such payment has been made. The Company shall indemnify and hold harmless each holder of Convertible Notes (other than a holder described under clauses (i), (ii) or (iii) of Section 4.07(a)) and upon written request reimburse each such holder for the amount of
(x) any Canadian taxes so levied or imposed and paid by such holder as a result of payments made under or with respect to the Convertible Notes or the Guarantee, and (y) any Canadian taxes levied or imposed and paid by such holder with respect to any reimbursement under (x) above, but excluding any such Canadian taxes on such holder's net income or capital.

       (c) At least 30 days prior to each date on which any payment under or with respect to the Convertible Notes is due and payable, if the Company is obligated to pay Additional Amounts with respect to such payment, the Company shall deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, and the amounts so payable, and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to holders of the Convertible Notes on such payment date. References in this Indenture to the payment of principal of, premium, interest or Additional Interest on any Convertible Note shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable.

SECTION 4.08   Waiver of Certain Covenants.

       The Company and the Guarantor may omit in any particular instance to comply with any covenant or condition set forth in Sections 4.03 and 4.05 if, before the time for such compliance, the holders of a majority in aggregate principal amount of the outstanding Convertible Notes shall either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE 5

                                   SUCCESSORS

SECTION 5.01   When the Company or the Guarantor May Merge, Etc.

       So long as any Convertible Note remains outstanding, neither the Company nor the Guarantor will amalgamate or merge with any other corporation or enter into any reorganization or effect any conveyance, transfer or lease of all or substantially all of the assets of it and its subsidiaries, taken as a whole (other than with or to the Guarantor, in the case of the Company, or with or to the Company, in the case of the Guarantor), unless in any such case:

       (a) either (i) the Company or Guarantor, as the case may be, shall be the surviving corporation or one of the continuing corporations, or (ii) the successor corporation (or the person that leases or that acquires by conveyance or transfer all or substantially all of the assets of the Company or the Guarantor and each of their respective subsidiaries, taken as a whole) is a corporation with shares listed on The Toronto Stock Exchange or a major exchange or quotation system in the United States or the United Kingdom and expressly assumes the due and punctual payment of the principal of and premium, if any, and interest and Additional Interest, if any, on all outstanding Convertible Notes issued hereunder, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company or the Guarantor, as the case may be, including, without limitation, modifications to the rights of holders to cause the repurchase of Convertible Notes upon a Change of Control in accordance with the penultimate paragraph of Section 4.06(a) and conversion rights in accordance with Section 12.06 to the extent required by such Sections, by supplemental indenture pursuant to Article 9 satisfactory to the Trustee, executed and delivered to the Trustee by such corporation; and

       (b) the Company or the Guarantor, as the case may be, or the successor corporation shall not, immediately thereafter be in default under this Indenture or the Convertible Notes or the Guarantee, as the case may be.

SECTION 5.02   Successor Corporation Substituted.

       In case of any such amalgamation, merger, reorganization, conveyance, transfer or lease and upon any such assumption by the successor corporation, such successor corporation shall agree to be bound by the terms of this Indenture as principal obligor or guarantor in place of either the Company or the Guarantor, as the case may be, with the same effect as if it had been named herein as the Company or the Guarantor, as the case may be.

SECTION 5.03   Offer to Repurchase on Change of Control.

       This Article 5 does not affect the obligations of the Company (including without limitation any successor to the Company) under Section 4.06.

SECTION 5.04   Amalgamation of the Company and the Guarantor.

       In the event that the Company shall amalgamate with the Guarantor, thereafter all references herein to the Company and the Guarantor shall mean the amalgamated corporation and clause (a)(ii) of the definition of "Change of Control" shall cease to apply.

                                   ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01   Events of Default.

       An "Event of Default" with respect to any Convertible Notes occurs if:

       (a) the Company defaults in the payment of principal of, or premium, if any, on the Convertible Notes when due at maturity, upon acceleration or otherwise, including, without limitation, failure of the Company to make a Change of Control Payment or any payment of the Redemption Price when required pursuant to Article 3; or

       (b) the Company defaults in the payment of any installment of interest, Additional Interest or Additional Amounts on the Convertible Notes when due (including any interest or Additional Interest payable in connection with any optional redemption payment pursuant to Article 3 or any offer to repurchase pursuant to Section 4.06) and continuance of such default for 30 days or more; or

       (c) a default in performing or observing any of the covenants, agreements or other obligations of the Company or the Guarantor, as described herein for 90 days after written notice to the Company or Guarantor by the holders of not less than 25% in aggregate principal amount of the then outstanding Convertible Notes requiring the same to be remedied; or

       (d) the occurrence of an event of default as defined in any evidence of indebtedness for borrowed money of the Company or the Guarantor exceeding on its face $100,000,000 in principal amount, whether such indebtedness now exists or shall hereafter be created, which results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable and such acceleration shall not be rescinded or annulled within 10 days after written notice (i) specifying such default, (ii) requiring such defaulting entity to cause such acceleration to be rescinded or annulled, and
(iii) stating that such notice is a "Notice of Default" thereunder, shall have been given to such defaulting entity by the Trustee or to such defaulting entity and the Trustee by the trustee under any such Lien, indenture or instrument, by the holder or holders of any such indebtedness or by the agent of any such holder or holders; or

       (e) a decree, judgment, or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or the Guarantor a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Company or the Guarantor under any bankruptcy, insolvency or other similar applicable law and such decree, judgment or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or the Guarantor, as the case may be, of a substantial part of its property, or for the winding up or liquidation of its affairs, shall have remained in force for a period of 60 consecutive days; or any substantial part of the property of the Company or the Guarantor shall be sequestered or attached and shall not be returned to the possession of the Company or the Guarantor or released from such attachment whether by filing of a bond, or stay or otherwise within 60 consecutive days thereafter; or

       (f) the Company or the Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy, insolvency or other similar applicable law or the Company or the Guarantor shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency for it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall be unable, or admit in writing its inability, to pay its debts generally as they become due, or corporate action shall be taken by the Company or the Guarantor in furtherance of any of the aforesaid actions.

       In the case of any Event of Default, pursuant to the provisions of this
Section 6.01, occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which the Company would have had to pay if the Company then had elected to redeem the Convertible Notes pursuant to Paragraph 5 of the Convertible Notes, the premium for the initial period or the related period, as the case may be, specified in paragraph 5 shall also become and be immediately due and payable to the extent permitted by law, upon the acceleration of the Convertible Notes notwithstanding anything contained in this Indenture or in the Convertible Notes to the contrary.

       If an Event of Default occurs prior to any date on which the Company is prohibited from redeeming the Convertible Notes, pursuant to Paragraph 5 of the Convertible Notes, by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Convertible Notes prior to such date, then the premium specified in this Indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Convertible Notes.

SECTION 6.02   Acceleration.

       If an Event of Default occurs and is continuing, then and in every such case the Trustee, by written notice to the Company, or the holders of at least 25% in aggregate principal amount of the then outstanding Convertible Notes, by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and accrued and unpaid interest and Additional Interest, if any, on all the Convertible Notes to be due and payable. Upon such declaration such principal amount, premium, if any, and accrued and unpaid interest and Additional Interest, if any, shall become immediately due and payable, notwithstanding anything contained in this Indenture or the Convertible Notes to the contrary.

       The holders of a majority in aggregate principal amount of the then outstanding Convertible Notes by notice to the Trustee may rescind an acceleration of the Convertible Notes and its consequences if all existing Events of Default (other than nonpayment of principal of or premium, if any, and interest and Additional Interest, if any, on the Convertible Notes which has become due solely by virtue of such acceleration) have been cured or waived. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

SECTION 6.03   Other Remedies.

       If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest or Additional Interest, if applicable, on the Convertible Notes or to enforce the performance of any provision of the Convertible Notes or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Convertible Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any holder of a Convertible Note in exercising any right or remedy occurring upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04   Waiver of Past Defaults.

       The holders of a majority in aggregate principal amount of the Convertible Notes then outstanding may, on behalf of the holders of all the Convertible Notes, waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in the payment of the principal of, premium, if any, or interest or Additional Interest, if applicable, on the Convertible Notes (other than the non-payment of principal of and premium, if any, and interest and Additional Interest, if any, on the Convertible Notes which has become due solely by virtue of an acceleration which has been duly rescinded as provided above), or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of all holders of Convertible Notes. When a Default or Event of Default is waived, it is cured and stops continuing. No waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 6.05   Control by Majority.

       The holders of a majority in aggregate principal amount of the then outstanding Convertible Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other holders of Convertible Notes; provided, further, that the Trustee may take any other action the Trustee deems proper that is not inconsistent with such directions.

SECTION 6.06   Limitation on Suits.

       A holder of a Convertible Note may not pursue any remedy with respect to this Indenture or the Convertible Notes unless:

              (1) the holder gives to the Trustee written notice of a continuing Event of Default;

              (2) the holders of at least 25% in aggregate principal amount of the then outstanding Convertible Notes make a request to the Trustee to pursue the remedy;

              (3) such holder or holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

              (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

              (5) during such 60-day period the holders of a majority in aggregate principal amount of the then outstanding Convertible Notes do not give the Trustee a direction inconsistent with the request.

       A holder of a Convertible Note may not use this Indenture to prejudice the rights of another holder or to obtain a preference or priority over another holder.

SECTION 6.07   Rights of Holders to Receive Payment.

       Notwithstanding any other provision of this Indenture, the right of any holder of a Convertible Note to receive payment of principal, premium, if any, and interest and Additional Interest, if any, on the Convertible Note, on or after the respective due dates expressed in the Convertible Note, or to bring suit for the enforcement of any such payment on or after such respective dates, or to bring suit for the enforcement of the right to convert the Convertible Note shall not be impaired or affected without the consent of the holder of a Convertible Note.

SECTION 6.08   Collection Suit by Trustee.

       If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest and Additional Interest, if any, remaining unpaid on the Convertible Notes and interest on overdue principal and interest and Additional Interest, if any.

SECTION 6.09   Trustee May File Proofs of Claim.

       The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the holders of Convertible Notes allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder of a Convertible Note any plan of reorganization, arrangement, adjustment or composition affecting the Convertible Notes or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder in any such proceeding.

SECTION 6.10   Priorities.

       If the Trustee collects any money pursuant to this Article, it shall pay out the money upon presentation of the Convertible Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid, in the following order:

              First: to the Trustee for amounts due under Section 7.07, including payment of all compensation, expenses and liabilities incurred by the Trustee, and the costs and expenses of collection;

              Second: to holders of Convertible Notes for amounts due and unpaid on the Convertible Notes for principal, premium, if any, and interest and Additional Interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Convertible Notes for principal, premium, if any, and interest and Additional Interest, if any, respectively; and

              Third: to the Company or, to the extent the Trustee collects any amount pursuant to the Guarantee from the Guarantor, to the Guarantor.

       Except as otherwise provided in Section 2.12, the Trustee may fix a record date and payment date for any payment to holders of Convertible Notes.

SECTION 6.11   Undertaking for Costs.

       In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit, other than the Trustee, of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 6.07 or a suit by holders of more than 10% in aggregate principal amount of the then outstanding Convertible Notes.

                                   ARTICLE 7

                                  THE TRUSTEE

       The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article 7.

SECTION 7.01   Duties of the Trustee.

       (a) If an Event of Default actually known to a Trust Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

       (b) Except during the continuance of an Event of Default known to the
Trustee:

              (1) The duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions required to be delivered to it pursuant to the terms of this Indenture to determine whether or not they conform to the form required by this Indenture.

       (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (1) This paragraph does not limit the effect of paragraph (b) of this Section;

              (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

       (d) Whether or not therein expressly so provided, every provision of this Indenture that is in any way related to the Trustee is subject to paragraphs
(a), (b) and (c) of this Section 7.01.

       (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it.

       (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02   Rights of the Trustee.

       (a) The Trustee may conclusively rely on and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document believed by it to be genuine and to have been signed or presented by the proper person or persons. The Trustee need not investigate any fact or matter contained therein but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

       (b) Any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed). In addition, before the Trustee acts or refrains from acting, it may require an Officers' Certificate, an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

       (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through the appointment of co-trustees or through its attorneys, agents, custodians or nominees and other persons not regularly in its employ and shall not be responsible for the misconduct or negligence of any attorneys, agents, custodians or nominees appointed with due care.

       (d) The Trustee shall not be liable for any action it takes or omits to take in good faith without negligence or willful misconduct which it believes to be authorized or within its discretion, rights or powers.

       (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by Authorized Officers of the Company or the Guarantor, as the case may be.

       (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the holders of Convertible Notes pursuant to the provisions of this Indenture, unless such holders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby.

       (g) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct.

       (h) The Trustee shall not be responsible for the computation of any adjustment to the Conversion Price or for any determination as to whether an adjustment is required and shall not be deemed to have knowledge of any adjustment unless and until it shall have received the written notice from the Company contemplated by Section 12.05(g).

SECTION 7.03   Individual Rights of the Trustee.

       Subject to Sections 7.10 and 7.11, the Trustee in its individual or any other capacity may become the owner or pledgee of Convertible Notes with the same rights it would have if it were not the Trustee and may otherwise deal with the Company or an Affiliate of the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 7.04   Trustee's Disclaimer.

       The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Convertible Notes or the Guarantee. It shall not be accountable for the Company's use of the proceeds from the Convertible Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture. It shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Convertible Notes or any other document in connection with the sale of the Convertible Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05   Notice of Defaults.

       If a Default or Event of Default occurs and is continuing and if it is actually known to a Trust Officer of the Trustee, the Trustee shall mail to each holder of a Convertible Note a notice of the Default or Event of Default within 90 days after it occurs. A Default or an Event of Default shall not be considered known to the Trustee unless it is a Default or Event of Default in the payment of principal or interest when due under Section 6.01(a) or (b) or the Trustee shall have received written notice thereof, in accordance with this Indenture, from the Company or from the holders of a majority in aggregate principal amount of the outstanding Convertible Notes. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest or Additional Interest, if any, on any Convertible Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the holders of the Convertible Notes.

SECTION 7.06   Reports by the Trustee to Holders.

       Within 60 days after May 15 of each year, the Trustee shall mail to holders of Convertible Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

       A copy of each report at the time of its mailing to holders of Convertible Notes shall be filed by the Trustee with the Commission and each stock exchange or securities market, if any, on which the Convertible Notes are listed.

SECTION 7.07   Compensation and Indemnity.

       The Company shall pay to the Trustee from time to time and the Trustee shall be entitled to reasonable compensation for its acceptance of this Indenture and its services hereunder as agreed to in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements and expenses incurred or made by or on behalf of it in addition to the compensation for its services.

       The Company shall indemnify the Trustee and its agents against any loss, damages, claims, liability or expense (including reasonable attorney's fees and expenses) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture and the trusts hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim with counsel designated by the Company, who may be outside counsel to the Company but shall in all events be reasonably satisfactory to the Trustee, and the Trustee shall cooperate in the defense, provided that the Company will not be liable for any settlement made without its consent.

       The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or its agent through its or such agent's own negligence, bad faith or willful misconduct.

       The Trustee shall have a lien prior to the Convertible Notes on all money or property held or collected by the Trustee to secure the Company's payment obligations in this Section 7.07, except that held in trust to pay principal and interest and Additional Interest, if any, on Convertible Notes.

       When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any bankruptcy, insolvency or other similar applicable law.

       The provisions of this Section 7.07 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 7.08   Replacement of the Trustee.

       A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

       The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The holders of a majority in aggregate principal amount of the then outstanding Convertible Notes may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee if:

              (i)    the Trustee fails to comply with Section 7.10;

              (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy, insolvency or other similar laws;

              (iii) a custodian or public officer takes charge of the Trustee or its property; or

              (iv)   the Trustee becomes incapable of acting.

       In addition, in any such case the Company or the Guarantor may by a Board Resolution thereof remove the Trustee.

       If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the holders of a majority in aggregate principal amount of the then outstanding Convertible Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

       If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the holders of at least 10% in aggregate principal amount of the then outstanding Convertible Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

       If the Trustee after written request by any holder of a Convertible Note who has been a holder for at least six months fails to comply with Section 7.10, such holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

       A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to holders of Convertible Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the retiring Trustee hereunder have been paid and subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

       Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

SECTION 7.09   Successor Trustee by Merger, Etc.

       If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the trust created by this Indenture) to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein, provided that prior written notice thereof is given to the Company and the Guarantor and such successor corporation is acceptable to the Company and the Guarantor.

SECTION 7.10   Eligibility, Disqualification.

       This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in Section 10.09. The Trustee is subject to TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9).

SECTION 7.11   Preferential Collection of Claims Against Company.

       The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship set forth in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

SECTION 7.12   Appointment of Co-Trustee.

       The Company, the Guarantor and the Trustee may, at any time, appoint a co-trustee for any purpose or purposes of this Indenture if considered necessary or desirable in the circumstances including, without limitation, to fulfil any legal requirement under the applicable laws of any jurisdiction, including any applicable provision of the Canada Business Corporations Act, subject to the following provisions and conditions:

              (i) the instrument appointing the co-trustee shall refer to this Indenture and the conditions of this Section 7.12;

              (ii) the instrument appointing the co-trustee shall set forth the rights, powers, duties and obligations under or in connection with this Indenture to be made available to, imposed upon, exercised and performed by the co-trustee and may, for greater certainty, identify those rights, powers, duties and obligations that will not be made available to, imposed upon, exercised or performed by such co-trustee; and

              (iii) no trustee hereunder shall be responsible for or personally liable by reason of any act or omission of any other trustee hereunder.

                                   ARTICLE 8

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01   Discharge of Indenture.

       When (a) the Company delivers to the Trustee for cancellation all Convertible Notes theretofore authenticated (other than any other Convertible Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Convertible Notes have been authenticated and delivered) and not theretofore canceled, or (b) all the Convertible Notes not theretofore canceled or delivered to the Trustee for cancellation have become due and payable, or are by their terms will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company deposits with the Trustee, in trust, amounts sufficient to pay at maturity or upon redemption of all of the Convertible Notes (other than any Convertible Notes which have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Convertible Notes have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest, Additional Interest and Additional Amounts, if any, due or to become due to such date of maturity or Redemption Date, as the case may be, and if in either case the Company also pays, or causes to be paid, all other sums payable hereunder by the Company and deliver to the Trustee an Officer's Certificate and Opinion of Counsel each stating that all conditions precedent herein provided related to the satisfaction and discharge of this Indenture have been complied with, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, substitution, replacement and exchange and conversion of Convertible Notes, (ii) rights hereunder of holders of Convertible Notes to receive payments of principal of and premium, if any, and interest, and Additional Interest, if any, on, the Convertible Notes, (iii) the obligations under Sections 2.03 and 8.05 hereof and (iv) the rights, obligations and immunities of the Trustee hereunder), and the Trustee shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Convertible Notes.

SECTION 8.02   Deposited Monies to be Held In Trust by Trustee.

       Subject to Section 8.04, all monies deposited with the Trustee pursuant to Section 8.01 shall be held in trust and applied by it to the payment, either directly or through the Paying Agent, to the holders of the particular Convertible Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, and Additional Interest, if any, and premium, if any.

                                   ARTICLE 9

                                   AMENDMENTS

SECTION 9.01   Without the Consent of Holders.

       The Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may amend this Indenture or the Convertible Notes without notice to or the consent of any holder of a Convertible Note for the purposes of:

       (a) curing any ambiguity or correcting or supplementing any defective or inconsistent provision contained in this Indenture or making any other changes in the provisions of this Indenture which the Company and the Trustee may deem necessary or desirable provided such amendment does not materially and adversely affect the interests of the holders of Convertible Notes;

       (b) providing for uncertificated Convertible Notes in addition to or in place of certificated Convertible Notes;

       (c) providing for the succession of another corporation to the Company or the Guarantor and the assumption of the Convertible Notes or the Guarantee by such successor as permitted by Section 5.01;

       (d) providing for conversion rights and/or repurchase rights of holders of Convertible Notes in the event of amalgamation, merger, share exchange or sale of all or substantially all of the assets of the Company as required to comply with Sections 5.01 and/or 12.06;

       (e) reducing the Conversion Price;

       (f) evidencing and providing for the acceptance of appointment under this Indenture of a successor Trustee;

       (g) making any changes that would provide the holders of the Convertible Notes with any additional rights or benefits or that does not adversely affect the legal rights under this Indenture of any such holder;

       (h) adding an additional guarantor in respect of the Guarantee;

       (i) permitting or facilitating defeasance or discharge of any or all Convertible Notes, provided that such modification shall not adversely affect the interest of any holder of Convertible Notes in any material respect; or

       (j) complying with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

SECTION 9.02   With the Consent of Holders.

       Subject to Section 6.07, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may amend this Indenture or the Convertible Notes with the written consent of the holders of at least a majority in aggregate principal amount of the then outstanding Convertible Notes (including consents obtained in connection with a tender offer or exchange offer for Convertible Notes).

       Subject to Sections 6.04 and 6.07, the holders of a majority in aggregate principal amount of the Convertible Notes then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Convertible Notes.

       However, without the consent of each holder of a Convertible Note affected, an amendment or waiver under this Section may not:

       (a) reduce the percentage in aggregate principal amount of outstanding Convertible Notes whose holders must consent to an amendment, supplement or waiver;

       (b) reduce the principal of or premium on or change the fixed maturity of any Convertible Note or, except as permitted pursuant to Section 9.01(a), (d),
(g) or (i), alter the redemption provisions with respect thereto;

       (c) reduce the rate of or change the time for payment of interest, including defaulted interest, Additional Interest or a premium on any Convertible Note;

       (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest or Additional Interest, if any, on the Convertible Notes (except a rescission of acceleration of the Convertible Notes by the holders of at least a majority in aggregate principal amount of the Convertible Notes then outstanding and a waiver of the payment default that resulted from such acceleration);

       (e) make the principal of, or premium, if any, or interest or Additional Interest, if any, on, any Convertible Note payable in money other than as provided for herein and in the Convertible Notes;

       (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or Events of Default or the rights of holders of Convertible Notes to receive payments of principal of, premium, if any, or interest or Additional Interest, if any, on the Convertible Notes;

       (g) waive a redemption payment with respect to any Convertible Notes;

       (h) except as permitted herein (including Section 9.01(a)), increase the Conversion Price or modify the provisions contained herein relating to conversion of the Convertible Notes in a manner adverse to the holders thereof;

       (i) modify the Guarantee; or

       (j) make any change to the abilities of holders of Convertible Notes to enforce their rights hereunder or the provisions of clauses (a) through (i) of this Section 9.02.

       To secure a consent of the holders of Convertible Notes under this Section, it shall not be necessary for such holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

       After an amendment or waiver under this Section becomes effective, the Company shall mail to holders of Convertible Notes a notice briefly describing the amendment or waiver.

SECTION 9.03   Compliance With the Trust Indenture Act.

       Every amendment to this Indenture or the Convertible Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04   Notation on or Exchange of Convertible Notes.

       Convertible Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in the form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Convertible Notes so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Convertible Notes without charge to the holders of the Convertible Notes, except as specified in Section 2.06.

SECTION 9.05   Trustee Protected.

       The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if such amendment or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE 10

                               GENERAL PROVISIONS

SECTION 10.01  Trust Indenture Act Controls.

       If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), such duties imposed by such section of the TIA shall control. If any provision of this Indenture expressly modifies or excludes any provision of the TIA that may be so modified or excluded, the Indenture provision so modifying or excluding such provision of the TIA shall be deemed to apply.

SECTION 10.02  Notices.

       Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail, with postage prepaid, or sent by facsimile or overnight air couriers guaranteeing next day delivery, to the other's address as stated in Section
10.09. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

       All notices and communications (other than those sent to holders of Convertible Notes) shall be deemed to have been duly given at the time of delivery or facsimile transmission. However, any delivery made or facsimile sent on a day other than a business day in New York shall be deemed to be received on the next following business day in New York, and any delivery made or facsimile sent on a day other than a business day in Toronto, Ontario shall be deemed to be received on the next following business day in Toronto, Ontario.

       Any notice or communication to a holder of a Convertible Note shall be mailed by first-class mail, with postage prepaid, to his or her address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a holder or any defect in it shall not affect its sufficiency with respect to other holders.

       If the regular mail service is suspended or for any other reason it shall be impracticable to give notice to holders by mail, then such notification to holders as shall be made with the approval of the Trustee shall constitute sufficient notification for every purpose hereunder. If a notice or communication is sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

       If the Company sends a notice or communication to holders of Convertible Notes, it shall send a copy to the Trustee and each Agent at the same time.

       All notices or communications shall be in writing.

SECTION 10.03  Communication by Holders With Other Holders.

       Holders may communicate pursuant to TIA ss. 312(b) with other holders with respect to their rights under this Indenture or the Convertible Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 10.04  Certificate and Opinion as to Conditions Precedent.

       Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

              (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such person, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

              (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 10.05  Statements Required in Certificate or Opinion.

       Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall include:

              (1) a statement that the person making such certificate or opinion has read such covenant or condition;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

       Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Authorized Officer knows that the opinion with respect to the matters upon which his or her certificate may be based as aforesaid is erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon certificates, statements or opinions of, or representations by an officer or officers of the Company, or other persons or firms deemed appropriate by such counsel, unless such counsel knows that the certificates, statements or opinions or representations with respect to the matters upon which his or her opinion may be based as aforesaid are erroneous.

       Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Company), or firm of accountants, unless such Authorized Officer or counsel, as the case may be, knows that the certificate or opinion or representation with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid is erroneous.

SECTION 10.06  Legal Holidays.

       A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the City of New York or the city in which the Corporate Trust Office of the Trustee is located are not required to be open, and a "business day" is any day that is not a Legal Holiday. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any date specified in this Indenture, including, without limitation, a Redemption Date under Paragraph 5 of Convertible Notes, is a Legal Holiday, then such date shall be the next succeeding business day.

SECTION 10.07  No Recourse Against Others.

       No director, officer, employee, shareholder or Affiliate, as such, of the Company or the Guarantor from time to time shall have any liability for any obligations of the Company or the Guarantor under the Convertible Notes, the Guarantee or this Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each holder by accepting a Convertible Note waives and releases all such liability. This waiver and release are part of the consideration for the Convertible Notes. Each of such directors, officers, employees, shareholders and Affiliates is a third party beneficiary of this Section 10.07.

SECTION 10.08  Counterparts.

       This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 10.09  Other Provisions.

       The Company initially appoints the Trustee as Paying Agent, Registrar and authenticating agent.

       The Trustee shall always have, or shall be a subsidiary of a bank or bank holding company which has, a combined capital and surplus of at least $5,000,000 as set forth in its most recent published annual report of condition.

       The Company's address is:

              Nortel Networks Corporation
              8200 Dixie Road, Suite 100
              Brampton, Ontario, Canada
              L6T 5P6
              Attention:  Assistant Secretary
              Facsimile:  (905) 863-8423
              Telephone:  (905) 863-0000

       The Guarantor's address is:

              Nortel Networks Limited
              8200 Dixie Road, Suite 100
              Brampton, Ontario, Canada
              L6T 5P6
              Attention:  Assistant Secretary
              Facsimile:  (905) 863-8423
              Telephone:  (905) 863-6000

       The Trustee's address is:

              Bankers Trust Company
              Four Albany Street
              New York, New York  10006
              Attention:  Corporate Trust and Agency Services
              Facsimile:  (212) 250-6961
              Telephone:  (212) 250-2500

       The Canadian Co-trustee's address is:

              Computershare Trust Company of Canada
              100 University Avenue
              11th Floor
              Toronto, Ontario
              M5J 2YI
              Attention:  Manager, Corporate Trust Department
              Facsimile:  (416) 981-9777
              Telephone:

SECTION 10.10  Governing Law, Etc.

       This Indenture and the Convertible Notes shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

       Each of the Company and the Guarantor has appointed CT Corporation System with offices at 111 Eighth Avenue, 13th Floor, New York, New York, 10011 as its authorized agent (the "Authorized Agent") upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon this Indenture or the Convertible Notes which may be instituted in any state or U.S. federal court in the City of New York, New York. The Company and the Guarantor hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Guarantor agree to take any and all action, including the filing of any and all documents, that may be reasonably necessary to continue each such appointment in full force and effect as aforesaid so long as the Convertible Notes remain outstanding. The Company and the Guarantor agree that the appointment of the Authorized Agent shall be irrevocable so long as any Convertible Notes remain outstanding or until the irrevocable appointment by the Company and the Guarantor of a successor agent in the City of New York, New York as each of their authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Guarantor.

       Each of the Company and the Guarantor hereby:

       (a) agrees that any suit, action or proceeding against it arising out of or relating to this Indenture or the Convertible Notes, as the case may be, may be instituted in any U.S. federal or state court sitting in the City of New York,

       (b) waives to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum,

       (c) irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding, and

       (d) agrees that service of process by mail to the addresses specified herein shall constitute personal service of such process on it in any such suit, action or proceeding.

SECTION 10.11  No Adverse Interpretation of Other Agreements.

       This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, the Guarantor or any Subsidiary of the Company or the Guarantor. Any such other indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.12  Successors.

       All agreements of the Company and the Guarantor in this Indenture and the Convertible Notes shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind their respective successors.

SECTION 10.13  Severability.

       In case any provision in this Indenture or in the Convertible Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.14  Table of Contents, Headings, Etc.

       The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 10.15  Interest Act (Canada).

       Solely for the purposes of disclosure pursuant to the Interest Act (Canada) and without affecting any calculation of interest required by this Indenture or the Convertible Notes, whenever any interest payable under this Indenture or the Convertible Notes is calculated using a rate based on a year of 360 days, such rate, when expressed as an annual rate, is equivalent to such rate multiplied by the number of days in the calendar year in which interest is paid divided by 360.

SECTION 10.16  Acts of Holders.

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor or any of them. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 7.01, conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section. The record of any meeting of holders of Convertible Notes shall be proved in the manner provided in Section 13.06.

       (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity, other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any manner that the Trustee deems sufficient.

       (c) The ownership of Convertible Notes shall be proved by the Register.

       (d) If the Company or the Guarantor shall solicit from the holders of Convertible Notes any Act, the Company or the Guarantor, as the case may be, may, at its option, by Board Resolution, fix in advance a record date for the determination of holders of Convertible Notes entitled to take such Act, but the Company or the Guarantor, as the case may be, shall have no obligation to do so. Any such record date shall be fixed at the discretion of the Company or the Guarantor, as the case may be. If such a record date is fixed, such Act may be sought or taken before or after the record date, but only the holders of record at the close of business on such record date shall be deemed to be holders for the purpose of determining whether holders of the requisite proportion of the outstanding Convertible Notes have authorized or agreed or consented to such Act, and for that purpose the Convertible Notes shall be computed as of such record date.

       (e) Any Act of the holder of Convertible Notes shall bind every future holder of the Convertible Notes issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Convertible Notes.

                                   ARTICLE 11

                               COVENANT DEFEASANCE

SECTION 11.01  DISCHARGE BY DEPOSIT OF MONEY OR DEBT SECURITIES.

       (a) In addition to the provisions of Article 8 relating to the satisfaction and discharge of this Indenture, the Company and the Guarantor may at any time omit to comply with, and all obligations, covenants and agreements of the Company and the Guarantor under this Indenture with respect to the Convertible Notes or for the benefit of the holders thereof (except for those set forth in Article 12 or those set forth in Section 4.05 as provided for in
Section 11.02 or as to any surviving rights of registration of transfer or exchange of Convertible Notes or herein expressly provided for) shall cease, terminate and be discharged if:

              (i) the Company or the Guarantor has, at least 91 days prior thereto, irrevocably deposited with the Trustee, as specific security pledged for, and dedicated solely to, the due payment and ultimate satisfaction of its obligations under the Indenture with respect to the Convertible Notes an amount of cash, and/or

              (ii) an amount of U.S. Government Obligations that are not subject to prepayment, redemption or call,

as will together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient (in the case of such obligations, through the payment of interest and principal thereunder) to pay (A) the principal of and premium, if any and interest and Additional Interest, if any, on the Convertible Notes on the Maturity Date of such principal or interest or of any installment thereof, and (B) any mandatory prepayments or analogous payments applicable to such Convertible Notes on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Convertible Notes;

       (b) the Company and the Guarantor shall have received an Opinion of Counsel to the effect that holders of the Convertible Notes will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and defeasance in respect of the Company's and Guarantor's obligations and will be subject to United States federal income tax as if such deposit and defeasance had not occurred;

       (c) the Company and the Guarantor shall have received an Opinion of Counsel to the effect that the holders of the Convertible Notes affected will not recognize income (whether taxable to them by deduction or withholding by the Company or the Guarantor or otherwise), gain or loss for Canadian federal income tax purposes as a result of such deposit and defeasance in respect of the Company's and Guarantor's obligations and will be subject to Canadian federal income tax as if such deposit and defeasance had not occurred;

       (d) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

       (e) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

       (f) if the Convertible Notes are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause the Convertible Notes to be delisted;

       (g) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating compliance with all conditions precedent to the defeasance contemplated by Section 11.01 or Section 11.02; and

       (h) the deposit of funds shall not cause the Trustee to have a conflicting interest, within the meaning of this Indenture and the TIA.

Notwithstanding any defeasance under this Indenture with respect to the Convertible Notes, the obligation of the Company to indemnify and compensate the Trustee under this Indenture and the obligations of the Trustee shall survive with respect to the Convertible Notes.

SECTION 11.02  Defeasance of Certain Obligations.

       The Company and any Restricted Subsidiary may omit to comply with the terms, provisions and conditions set forth in Section 4.05 and any such omission shall not be an Event of Default, with respect to the Convertible Notes, provided the following conditions have been satisfied:

       (a) the conditions set forth in clauses (a) to (g), inclusive of Section 11.01; and

       (b) such deposit shall not cause the Trustee with respect to the Convertible Notes to have a conflicting interest, within the meaning of this Indenture, and for purposes of the Trust Indenture Act with respect to the Convertible Notes.

SECTION 11.03  Application of Trust Money.

       All money deposited with the Trustee pursuant to Sections 11.01 and 11.02 shall be held in trust and applied by it, in accordance with the provisions of the Convertible Notes and this Indenture and any applicable direction of the Company or the Guarantor to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as the Paying Agent), to the persons entitled thereto, of the principal (and premium, if any) and interest and Additional Interest, if any, for whose payment such money has been deposited with the Trustee.

SECTION 11.04  Repayment to the Company or the Guarantor.

       (a) The Trustee and any Paying Agent shall promptly pay to the Company or the Guarantor upon the Company Request or Guarantor Request, as the case may be, any money or U.S. Governmental Obligations not required for the payment of the principal of and premium, if any and interest and Additional Interest, if any, on Convertible Notes for which currency or U.S. Government Obligations have been deposited pursuant to Section 11.01 or Section 11.02 held by them at any time.

       (b) The Trustee and any Paying Agent shall pay to the Company or the Guarantor upon the Company Request or Guarantor Request, as the case may be, any money held by them for the payment of principal and premium, if any and interest and Additional Interest, if any, that remains unclaimed for two years after the Maturity Date of the Convertible Notes for which a deposit has been made pursuant to Section 11.01 or Section 11.02. After such payment to the Company or Guarantor, as the case may be, the holders of Convertible Notes shall thereafter, as unsecured general creditors, look only to the Company or the Guarantor, as the case may be, for payment thereof.

                                   ARTICLE 12

                         CONVERSION OF CONVERTIBLE NOTES

SECTION 12.01  Right to Convert.

       Subject to and upon compliance with the provisions of this Indenture, each holder of Convertible Notes shall have the right, at his or her option, at any time on or before the close of business on the last Trading Day prior to the Maturity Date (except that, (a) with respect to any Convertible Note or portion thereof which is called for redemption prior to such date, such right shall terminate, except as provided in the fourth paragraph of Section 12.02, before the close of business on the last Trading Day preceding the date fixed for redemption (unless the Company defaults in payment of the Redemption Price in which case the conversion right will terminate at the close of business on the date such default is cured) and (b) with respect to any Convertible Note or portion thereof subject to a duly completed election for repurchase, such right shall terminate on or before the close of business on the Change of Control Offer Termination Date (unless the Company defaults in the payment due upon repurchase or such holder elects to withdraw the submission of such election to repurchase)) to convert the principal amount of any Convertible Note held by such holder, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable Common Shares (as such shares shall then be constituted) obtained by dividing the principal amount of the Convertible Note or portion thereof to be converted by the Conversion Price in effect at such time, by surrender of the Convertible Note so to be converted in whole or in part in the manner provided in Section 12.02.

       A holder of Convertible Notes is not entitled to any rights of a holder of Common Shares until such holder of Convertible Notes has converted his or her Convertible Notes to Common Shares, and only to the extent such Convertible Notes are deemed to have been converted to Common Shares under this Article 12.

SECTION 12.02 Exercise of Conversion Privilege; Issuance of Common Shares on Conversion; No Adjustment for Interest or Dividends.

       To exercise, in whole or in part, the conversion privilege with respect to any Convertible Note, the holder of such Convertible Note shall surrender such Convertible Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 4.04, accompanied by the funds, if any, required by the penultimate paragraph of this Section 12.02, and shall give written notice of conversion in the form provided on the Convertible Notes (or such other notice which is acceptable to the Company) to the office or agency that the holder of Convertible Notes elects to convert such Convertible Note or such portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Shares which are issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 12.07. Each such Convertible Note surrendered for conversion shall, unless the shares issuable upon conversion are to be issued in the same name as the registration of such Convertible Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder of Convertible Notes or his or her duly authorized attorney. The holder of such

Convertible Notes will not be required to pay any tax or duty which may be payable in respect of the issue or delivery of Common Shares upon conversion, but will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than the same name as the registration of such Convertible Note.

       As promptly as practicable after satisfaction of the requirements for conversion set forth above, the Company shall issue and shall deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to Section 4.04, a certificate or certificates for the number of full Common Shares issuable upon the conversion of such Convertible Note or portion thereof in accordance with the provisions of this Article 12 and a check or cash in respect of any fractional interest in respect of a Common Share arising upon such conversion, as provided in Section 12.03 (which payment, if any, shall be paid no later than five business days after satisfaction of the requirements for conversion set forth above). Certificates representing Common Shares will not be issued or delivered unless all taxes and duties, if any, payable by the holder have been paid. In case any Convertible Note of a denomination of an integral multiple greater than $1,000 is surrendered for partial conversion, and subject to Section 2.02, the Company shall execute, and the Trustee shall authenticate and deliver to the holder of the Convertible Note so surrendered, without charge to him or her, a new Convertible Note or Convertible Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Convertible Note.

       Each conversion shall be deemed to have been effected as to any such Convertible Note (or portion thereof) on the date on which the requirements set forth above in this Section 12.02 have been satisfied as to such Convertible Note (or portion thereof), and the person in whose name any certificate or certificates for Common Shares are issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the Company's stock transfer books are closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Convertible Note is surrendered.

       Any Convertible Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment through the close of business on the last Trading Day immediately preceding such interest payment date shall (unless such Convertible Note or portion thereof being converted has been called for redemption pursuant to a notice of redemption mailed by the Company to the holders in accordance with the provisions of Section 3.04 or has been tendered for repurchase and not withdrawn under a Change of Control Offer) be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest and Additional Interest, if any, otherwise payable on such interest payment date on the principal amount being converted; provided however, that no such payment need be made if there exists at the time of conversion a default in the payment of interest or Additional Interest, if applicable, on the Convertible Notes. An amount equal to such payment shall be paid by the Company on such interest payment date to the holder of such Convertible Note at the close of business on such record date; provided, however, that if the Company defaults in the payment of interest or Additional Interest, if applicable, on such interest payment date, such amount shall be paid to the person who made such required payment. Except as provided above in this Section 12.02, no adjustment shall be made for interest and Additional Interest, if any, accrued on any Convertible Note converted or for dividends on any shares issued upon the conversion of such Convertible Note as provided in this Article 12.

SECTION 12.03  Cash Payments in Lieu of Fractional Shares.

       No fractional Common Shares or scrip representing fractional shares shall be issued upon conversion of Convertible Notes. If more than one Convertible Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Convertible Notes (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Convertible Note or Convertible Notes, the Company shall make an adjustment therefor in cash based upon the Current Market Price of the Common Shares on the last Trading Day prior to the date of conversion.

SECTION 12.04  Conversion Price.

       The conversion price shall be as specified in the form of Convertible Note attached as Exhibit A hereto, subject to adjustment as provided in this
Article 12.

SECTION 12.05  Adjustment of Conversion Price.

       The Conversion Price shall be adjusted from time to time by the Company as follows:

       (a) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Shares in Common Shares, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the Record Date (as defined in Section 12.05(g)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 12.05(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

       (b) If the outstanding Common Shares shall be subdivided into a greater number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding Common Shares shall be combined into a smaller number of Common Shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

       (c) If the Company shall issue rights or warrants to all or substantially all holders of its outstanding Common Shares entitling them for a period of not more than 60 days to subscribe for or purchase Common Shares, or securities convertible into Common Shares, at a price per share or Conversion Price per share less than the Current Market Price (as defined in Section 12.05(e)) on the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of Common Shares outstanding on the close of business on the Record Date plus the total number of additional Common Shares so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that Common Shares are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Current Market Price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

       (d) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.05(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding (i) any rights or warrants of a type referred to in Sections 12.05(a) or 12.05(c), (ii) rights described in the second succeeding paragraph of this
Section 12.05(d) (including rights distributed to all holders of its Common Shares pursuant to a shareholder rights plan) and (iii) dividends and distributions paid exclusively in cash) (the foregoing hereinafter in this
Section 12.05(d) called the "Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 12.05(e)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 12.05(e)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Securities so distributed applicable to one Common Share and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one Common Share is equal to or greater than the

Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Convertible Notes shall have the right to receive upon conversion of a Convertible Note (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Convertible Note (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12.05(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 12.05(e) to the extent possible.

       Notwithstanding any other provision of this Section 12.05(d) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any shareholder rights plan) shall be deemed not to have been distributed for purposes of this Section 12.05(d) if the Company makes proper provision so that each holder of Convertible Notes who converts a Convertible Note (or any portion thereof) after the date fixed for determination of shareholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the Common Shares issuable upon such conversion, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Convertible Note into Common Shares.

       Notwithstanding anything in this Section 12.05(d), if, prior to the date that is five years from the last date of original issuance of the Convertible Notes, which would include the date of the exercise of the option granted to the Initial Purchasers, holders of Convertible Notes would otherwise be entitled to receive, upon conversion of the notes, Ineligible Consideration pursuant to the operation of this Section 12.05(d), such holders shall not be entitled to receive such Ineligible Consideration but the Company or its successor, as the case may be, shall have the right to deliver either such Ineligible Consideration or "prescribed securities" as defined for purposes of Clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada) with a comparable fair market value to such Ineligible Consideration.

       Rights or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events: (i) are deemed to be transferred with such Common Shares; (ii) are not exercisable; and
(iii) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of this Section 12.05(d) (and no adjustment to the Conversion Price under this Section 12.05(d) shall be made).

       For purposes of this Section 12.05(d) and Sections 12.05(a) and (c), any dividend or distribution to which this Section 12.05(d) is applicable that also includes Common Shares, or rights or warrants to subscribe for or purchase Common Shares to which Section 12.05(c) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such Common Shares or rights or warrants to which Section 12.05(c) applies (and any Conversion Price reduction




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

required by this Section 12.05(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such Common Shares or such rights or warrants (and any further Conversion Price reduction required by Sections 12.05(a) and (c) with respect to such dividend or distribution shall then be made, except that (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 12.05(a) and as "the date fixed for the determination of shareholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the shareholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 12.05(c) and (B) any Common Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.05(a)).

       (e) If the Company shall, by dividend or otherwise, distribute cash to all holders of its Common Shares (excluding any cash that is distributed upon an amalgamation, merger, share exchange, consolidation or combination to which
Section 12.06 applies or as part of a distribution referred to in Section 12.05(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such all-cash distributions to all holders of its Common Shares within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.05(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offers (within the meaning of U.S. federal securities laws) by the Company or any of its subsidiaries for all or any portion of the Common Shares concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 12.05(f) has been made, exceeds 15% of the product of the Current Market Price (determined as provided in Section 12.05(g)) on the Record Date with respect to such distribution times the number of Common Shares outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 15% and (y) the number of Common Shares outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date; provided, however, that if the portion of the cash so distributed applicable to one Common Share is equal to or greater than the Current Market Price of the Common Shares on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Convertible Notes shall have the right to receive upon conversion of a Convertible Note (or any portion thereof) the amount of cash such holder would have received had such holder converted such Convertible Note (or portion thereof) immediately prior to such Record Date.

       Notwithstanding the foregoing, if, prior to the date that is five years from the last date of original issuance of the Convertible Notes, which would include the date of the exercise of the option granted to the Initial Purchasers, holders of Convertible Notes would otherwise be entitled to receive, upon conversion of the notes, Ineligible Consideration pursuant to the operation of this Section 12.05 (e), such holders shall not be entitled to receive such Ineligible Consideration




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

but the Company or its successor, as the case may be, shall have the right to deliver either such Ineligible Consideration or "prescribed securities" as defined for purposes of Clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada) with a comparable fair market value to such Ineligible Consideration. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all holders of Common Shares as to which the Company makes the election permitted by Section 12.05(m) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 12.05(e).

       (f) If a tender offer (within the meaning of U.S. federal securities laws) made by the Company or any of its subsidiaries for all or any portion of the Common Shares expires and such tender offer (as amended upon the expiration thereof) requires the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Shares, expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12.05(f) has been made and (2) the aggregate amount of any such all-cash distributions to all holders of the Common Shares within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.05(e) has been made, exceeds 15% of the product of the Current Market Price (determined as provided in Section 12.05(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of Common Shares outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of Common Shares outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of Common Shares outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Shares on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not




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

been made. If the application of this Section 12.05(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.05(f).

       (g) For purposes of this Section 12.05, the following terms shall have the meaning indicated:

              (1) "closing price" with respect to any securities on any day means the closing price on such day or, if no such sale takes place on such day, the average of the reported high and low prices on such day on the New York Stock Exchange, or, if such security is not listed or admitted to trading on the New York Stock Exchange, then on the principal U.S. or Canadian national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any U.S. or Canadian national securities exchange or quotation system, the average of the high and low prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

              (2) "Current Market Price" means the average of the daily closing prices per Common Share for the 10 consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Sections 12.05(a), (b), (c), (d), (e) or (f) occurs during such 10 consecutive Trading Days, the closing price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.05(a),
(b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the closing price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the closing price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one Common Share as of the close of business on the day before such "ex" date. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Shares trade regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trade regular




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

way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Shares trade regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.05, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.05 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

              (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

              (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

       (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12.05(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

       No adjustment need be made for a change in the nominal value of the Common Shares.

       (i) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each holder of Convertible Notes at his or her last address appearing on the Register of holders maintained by the Registrar for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

       (j) In any case in which this Section 12.05 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event issuing to the holder of any Convertible Note converted after such Record Date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment.





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

       (k) For purposes of this Section 12.05, the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares. The Company shall not pay any dividend or make any distribution on Common Shares held in the treasury of the Company.

SECTION 12.06 Effect of Reclassification, Amalgamation, Consolidation, Merger or Sale.

       If any of the following events occur: (i) any reclassification or change of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any amalgamation, consolidation, merger, share exchange or combination of the Company with another corporation as a result of which holders of Common Shares shall be entitled to receive shares of stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares, or (iii) any sale or conveyance of the properties and assets of the Company as an entirety or substantially as an entirety to any other corporation as a result of which holders of Common Shares shall be entitled to receive shares of stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that the Convertible Notes shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, amalgamation, change, consolidation, merger, share exchange, combination, sale or conveyance by a holder of a number of Common Shares issuable upon conversion of the Convertible Notes (assuming, for such purposes, a sufficient number of authorized Common Shares available to convert all such Convertible Notes) immediately prior to such reclassification, change, amalgamation, consolidation, merger, share exchange, combination, sale or conveyance assuming such holder of Common Shares did not exercise his or her rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such amalgamation, consolidation, merger, share exchange, sale or conveyance is not the same for each Common Share in respect of which such rights of election have not been exercised ("non-electing share"), then, for the purposes of this Section 12.06, the kind and amount of securities, cash or other property receivable upon such amalgamation, consolidation, merger, share exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12. If, in the case of any such reclassification, change, amalgamation, consolidation, merger, share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Shares includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, amalgamation, consolidation, merger, share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Convertible Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

       Notwithstanding the foregoing, if, prior to the date that is five years from the last date of original issuance of the notes, which would include the date of the exercise of the option granted to the Initial Purchasers, holders of Convertible Notes would otherwise be entitled to receive, upon conversion of the notes, Ineligible Consideration pursuant to the operation of this Section 12.06, such holders shall not be entitled to receive such Ineligible Consideration but the Company or its successor, as the case may be, shall have the right to deliver either such Ineligible Consideration or "prescribed securities" as defined for purposes of Clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada) with a comparable fair market value to such Ineligible Consideration.

       The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Convertible Notes at his or her address appearing on the Register of holders for that purpose within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

       The above provisions of this Section 12.06 shall similarly apply to successive reclassifications, changes, amalgamation, consolidations, mergers, share exchanges, combinations, sales and conveyances.

       If this Section 12.06 applies to any event or occurrence, Section 12.05 shall not apply.

SECTION 12.07  Taxes on Shares Issued.

       The issue of Common Shares upon conversions of Convertible Notes shall be made without charge to the converting holder for any documentary, stamp or similar issue or transfer tax due on such issue of Common Shares. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Convertible Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. Nothing herein shall preclude any income tax withholding required by law or regulations.

SECTION 12.08 Reservation of Shares; Shares to be Fully Paid; Listing of Common Shares.

       The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Convertible Notes from time to time as such Convertible Notes are presented for conversion.

       Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Shares issuable upon conversion of the Convertible Notes, the Company shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such Common Shares at such adjusted Conversion Price.

       The Company covenants that all Common Shares issued upon conversion of Convertible Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

       The Company further covenants that as long as the Common Shares are listed on the New York Stock Exchange and The Toronto Stock Exchange, or its respective successor, the Company shall cause all Common Shares issuable upon conversion of the Convertible Notes to be eligible for such listing in accordance with, and at the times required under, the requirements of such market.

SECTION 12.09  Responsibility of Trustee.

       The Trustee shall not at any time be under any duty of responsibility to any holders of Convertible Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Note; and the Trustee makes no representations with respect thereto. Subject to the provisions of Section 7.01, the Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or share certificates or other securities or property or cash upon the surrender of any Convertible Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 12. Without limiting the generality of the foregoing, the Trustee shall not have any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 12.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by holders of Convertible Notes upon the conversion of their Convertible Notes after any event referred to in such Section 12.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be fully protected in relying upon, the Officers' Certificate and Opinion of Counsel (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

SECTION 12.10  Notice to Holders Prior to Certain Actions.

       If

       (a) the Company declares a dividend (or any other distribution) on its Common Shares; or

       (b) the Company authorizes the granting to the holders of its Common Shares of rights or warrants to subscribe for or purchase any share of any class of Common Shares or any other rights or warrants (other than rights or warrants referred to in the second paragraph of Section 12.05(d)); or

       (c) there is any reclassification of the Common Shares (other than a subdivision or combination of outstanding Common Shares, or a change in par value, or from par value to no par value, or from no par value to par value), or of any amalgamation, consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

       (d) there is any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be filed with the Trustee and to be mailed to each holder of Convertible Notes at his or her address appearing on the Register maintained by the Registrar for that purpose as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, amalgamation, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, amalgamation, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, amalgamation, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up.

SECTION 12.11  Restriction on Common Shares Issuable Upon Conversion.

       (a) Common Shares to be issued upon conversion of Convertible Notes prior to the effectiveness of a Shelf Registration Statement shall be physically delivered in certificated form to the holders converting such Securities and the certificate representing such Common Shares shall bear the Restricted Common Shares Legend unless removed in accordance with section 12.11(c).

       (b) If (i) Common Shares to be issued upon conversion of a Convertible Note prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of such Convertible Note or
(ii) Common Shares represented by a certificate bearing the Restricted Common Shares Legend are transferred subsequently by such holder, then, unless the Shelf Registration Statement has become effective and such shares are being transferred pursuant to the Shelf Registration Statement, the holder must deliver to the transfer agent for the Common Shares a certificate in substantially the form of Exhibit C as to compliance with the restrictions on transfer applicable to such Common Shares and neither the transfer agent nor the registrar for the Common Shares shall be required to register any transfer of such Common Shares not so accompanied by a properly completed certificate.

       (c) Except in connection with a Shelf Registration Statement, if certificates representing Common Shares are issued upon the registration of transfer, exchange or replacement of any




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other certificate representing Common Shares bearing the Restricted Common
Shares Legend, or if a request is made to remove such Restricted Common Shares Legend from certificates representing Common Shares, the certificates so issued shall bear the Restricted Common Shares Legend, or the Restricted Common Shares Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel pursuant to the laws in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, or Rule 144 or Regulation S under the Securities Act or that such Common Shares are securities that are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such reasonably satisfactory evidence, the Company shall cause the transfer agent for the Common Shares to countersign and deliver certificates representing Common Shares that do not bear the legend.

                                   ARTICLE 13

                    MEETINGS OF HOLDERS OF CONVERTIBLE NOTES

SECTION 13.01  Purposes for Which Meetings May Be Called.

       A meeting of holders of Convertible Notes may be called at any time and from time to time pursuant to this Article to make, give or take any Act provided by this Indenture to be made, given or taken by holders of Convertible Notes.

SECTION 13.02  Call, Notice and Place of Meetings.

       (a) The Trustee may at any time call a meeting of holders of the Convertible Notes for any purpose specified in Section 13.01, to be held at such time and at such place in the borough of Manhattan, the City of New York. Notice of every meeting of holders of Convertible Notes, setting forth the time and place of such meeting and in general terms the Act proposed to be taken at such meeting, shall be given, in the manner provided in Section 10.02, not less than 21 or more than 50 days prior to the date fixed for the meeting.

       (b) If at any time the Company or the Guarantor, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the outstanding Convertible Notes shall have requested the Trustee to call a meeting of the holders of Convertible Notes for any purpose specified in Section 13.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then such Company or Guarantor or the holders of Convertible Notes in the amount above specified, as the case may be, may determine the time and the place in the borough of Manhattan, the City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

SECTION 13.03  Persons Entitled to Vote at Meetings.

       (a) To be entitled to vote at any meeting of holders of Convertible Notes, a person shall be: (1) a holder of Convertible Notes; or (2) a person appointed by an instrument in writing as proxy for a holder or holders of Convertible Notes by such holder or holders. The only persons who shall be entitled to be present or to speak at any meeting of holders shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and the Guarantor and its or their counsel.

SECTION 13.04  Quorum; Action.

       (a) The persons entitled to vote a majority in aggregate principal amount of Convertible Notes shall constitute a quorum for a meeting of holders of Convertible Notes. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of holder, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in paragraph 13.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

       (b) Except as limited by the provisions in the third paragraph of Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the holders of a majority in aggregate principal amount of outstanding Convertible Notes; provided, however, that, except as limited by the provisions in the third paragraph of Section 9.02, any resolution with respect to any action that this Indenture expressly provides may be made, given or taken by the holders of a specified percentage, which is less than a majority, in aggregate principal amount of outstanding Convertible Notes may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the holders of such specified percentage in aggregate principal amount of outstanding Convertible Notes.

       (c) Any resolution passed or decision taken at any meeting of holders of Convertible Notes duly held in accordance with this Section will be binding on all holders of Convertible Notes, whether or not present or represented at the meeting.

SECTION 13.05  Determination of Voting Rights; Conduct and Adjournment of
               Meetings.

       (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of holders of Convertible Notes in regard to proof of the holding of Convertible Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Convertible Notes shall be proved in the manner specified in Section 10.16 and the appointment of any proxy shall be proved in the manner specified in Section 10.16. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 10.16 or other proof.

       (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, the Guarantor or by holders of Convertible Notes as provided in Section 13.02(b), in which case the Company, Guarantor or the holders of Convertible Notes calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in aggregate principal amount of outstanding Convertible Notes represented at the meeting.

       (c) At any meeting each holder of a Convertible Note or proxy shall be entitled to one vote for each $1,000 principal amount of Convertible Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Convertible Notes challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a holder of Convertible Notes or proxy.

       (d) Any meeting of holders of Convertible Notes duly called pursuant to
Section 13.02 at which a quorum is present may be adjourned from time to time by persons entitled to vote a majority in aggregate principal amount of outstanding Convertible Notes, represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 13.06  Counting Votes and Recording Action of Meetings.

       The vote upon any resolution submitted to any meeting of holders of Convertible Notes shall be by written ballots on which shall be inscribed the signatures of the holders of the Convertible Notes or of their representatives by proxy and the principal amounts and serial numbers of outstanding Convertible Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of holders of Convertible Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 13.02 and, if applicable, Section 13.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and the Guarantor and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed and attested, all as of the date first above written, signifying their agreements contained in this Indenture.

                                     NORTEL NETWORKS CORPORATION, as Issuer

                                     By /s/ Frank A. Dunn
                                        ----------------------------------------
                                         Name: Frank A. Dunn
                                               ---------------------------------
                                         Title: Chief Financial Officer
                                                --------------------------------


                                     By /s/ John M. Doolittle
                                        ----------------------------------------
                                         Name: John M. Doolittle
                                               ---------------------------------
                                         Title: Assistant Treasurer
                                                --------------------------------


                                     NORTEL NETWORKS LIMITED, as Guarantor


                                     By /s/ Frank A. Dunn
                                        ----------------------------------------
                                         Name: Frank A. Dunn
                                               ---------------------------------
                                         Title: Chief Financial Officer
                                                --------------------------------


                                     By /s/ John M. Doolittle
                                        ----------------------------------------
                                         Name: John M. Doolittle
                                               ---------------------------------
                                         Title: Assistant Treasurer
                                                --------------------------------


                                     BANKERS TRUST COMPANY, as Trustee


                                     By /s/ Carol Ng
                                        ----------------------------------------
                                         Name: Carol Ng
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

                                    EXHIBIT A

                               (Face of Security)

                           [Global Securities Legend]

       [The following legend shall appear on the face of each Global Security:

       THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.]

       [The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

       UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY THE AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OR DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

       UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED CONVERTIBLE NOTES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OR SUCH SUCCESSOR DEPOSITARY.]

                         [Restricted Securities Legend]

       THIS NOTE (OR ITS PREDECESSOR) AND THE RELATED GUARANTEE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE AND THE RELATED GUARANTEE AND THE COMMON SHARES ISSUED UPON CONVERSION OF THE NOTES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE

EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

       THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF NORTEL NETWORKS CORPORATION AND NORTEL NETWORKS LIMITED THAT (A) THIS NOTE AND THE COMMON SHARES ISSUED UPON CONVERSION OF THE NOTES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.

No. _______                                                   US$ [           ]
                                                              CUSIP 656568 AA 0

                           NORTEL NETWORKS CORPORATION

                     4.25% CONVERTIBLE SENIOR NOTE DUE 2008

                     FULLY AND UNCONDITIONALLY GUARANTEED BY

                             NORTEL NETWORKS LIMITED

promises to pay to CEDE & CO. or registered assigns,

the principal sum of [           ] U.S. Dollars on September 1, 2008

Interest Payment Dates:    March 1 and September 1, commencing March 1, 2002

Regular Record Dates:      February 15 and August 15

                                        NORTEL NETWORKS CORPORATION


                                        By Name:________________________________
                                        Title:


                                        By Name:________________________________
                                        Title:
                                        Dated:



                          CERTIFICATE OF AUTHENTICATION

       This is one of the Convertible Notes described in the within-mentioned Indenture.

                                        BANKERS TRUST COMPANY,
                                        as Trustee

                                        By______________________________________
                                        Authorized Signatory

                                        Dated:

                                    GUARANTEE

                                       OF

                             NORTEL NETWORKS LIMITED

For value received, Nortel Networks Limited, a corporation incorporated under the laws of Canada, having its principal executive offices at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, L6T 5P6 (herein called the "Guarantor", which term includes any successor person under the Indenture referred to in the Convertible Note upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the holder of the Convertible Note upon which this Guarantee is endorsed and to the Trustee on behalf of each such holder the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on such Convertible Note, when and as the same shall become due and payable, whether on the Maturity Date, by declaration of acceleration, call for redemption, tender pursuant to an offer to repurchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Nortel Networks Corporation, a corporation incorporated under the laws of Canada (herein called the "Borrower", which term includes any successor person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or Additional Interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the Maturity Date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Borrower.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Convertible Note or such Indenture, any failure to enforce the provisions of such Convertible or such Indenture, or any waiver, modification or indulgence granted to the Borrower with respect thereto, by the holder of such Convertible Note or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Convertible Note, or increase the interest rate or Additional Interest thereon (except as provided for in the Registration Agreement), or increase any premium payable upon redemption thereof, or alter the Maturity Date thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest or notice with respect to such Convertible Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest and Additional Interest, if any, on such Convertible Note.

The Guarantor shall be subrogated to all rights of the holder of such Convertible Note and the Trustee against the Borrower in respect of any amounts paid to such holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest and Additional Interest, if any, on all Convertible Notes shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on, the Convertible Note upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Convertible Note shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

                                      NORTEL NETWORKS LIMITED

                                      By _______________________________________
                                      Name:
                                      Title:

                                      By _______________________________________
                                      Name:
                                      Title:

                                      Dated:

                               (Back of Security)

                           NORTEL NETWORKS CORPORATION

                     4.25% CONVERTIBLE SENIOR NOTE DUE 2008

                     FULLY AND UNCONDITIONALLY GUARANTEED BY

                             NORTEL NETWORKS LIMITED

1. INTEREST. Nortel Networks Corporation, a Canadian corporation (the "Company"), promises to pay interest on the principal amount of this Convertible Note at the rate per annum shown above. The Company will pay interest semi-annually in arrears on March 1 and September 1 of each year, beginning March 1, 2002. Interest on the Convertible Notes will accrue from the most recent interest payment date to which interest has been paid or, if no interest has been paid, from August 15, 2001. Interest (including any Additional Interest) will be computed on the basis of a 360-day year composed of twelve 30-day months. The yearly rate of interest that is equivalent to the rate payable under the Convertible Notes is the rate payable multiplied by the actual number of days in the year and divided by 360 and is disclosed herein solely for purposes of providing the disclosure required by the Interest Act (Canada).

2. METHOD OF PAYMENT. The Company will pay interest (and Additional Interest, if any) on the Convertible Notes (except defaulted interest) to the person in whose name each Convertible Note is registered at the close of business on the February 15 or August 15 immediately preceding the relevant interest payment date (each a "Regular Record Date") (other than with respect to a Convertible Note or portion thereof called for redemption on a Redemption Date, or repurchased in connection with a Change of Control on a repurchase date during the period from the close of business on a Regular Record Date to (but excluding) the next succeeding interest payment date, in which case accrued interest (and Additional Interest, if any) shall be payable (unless such Convertible Note or portion thereof is converted) to the holder of the Convertible Note or portion thereof redeemed or repurchased in accordance with the applicable redemption or repurchase provisions of the Indenture). Holders must surrender Convertible Notes to a Paying Agent to collect principal payments. The Company will pay the principal of, premium, if any, and interest (including Additional Interest, if any) on the Convertible Notes at the office or agency of the Company maintained for such purpose, in money of the United States that at the time of payment is legal tender for payment of public and private debts. Until otherwise designated by the Company, the Company's office or agency maintained for such purpose will be the principal Corporate Trust Office of the Trustee (as defined below). However, the Company may pay principal, premium, if any, and interest (including Additional Interest, if any) by check payable in such money, and may mail such check to the holders of the Convertible Notes at their respective addresses as set forth in the Register of holders of Convertible Notes maintained by the Registrar.

3. PAYING AGENT AND REGISTRAR. Bankers Trust Company (together with any successor Trustee under the Indenture referred to below, the "Trustee"), will act as Paying

       Agent and Registrar. The Company may change the Paying Agent, Registrar or co-registrar without prior notice. Subject to certain limitations in the Indenture, the Company or any of its subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Convertible Notes under an Indenture dated as of August 15, 2001 (the "Indenture") among the Company, the Guarantor and the Trustee. The terms of the Convertible Notes include those stated in the Indenture and those made part of the Indenture by reference to the United States Trust Indenture Act of 1939 (15 U.S.
       Code ss.77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture. The Convertible Notes are subject to, and qualified by, all such terms, certain of which are summarized herein, and holders are referred to the Indenture and the TIA for a statement of such terms. The Convertible Notes are unsecured general obligations of the Company limited to (except as otherwise provided in the Indenture) up to $1,500,000,000 in aggregate principal amount, unless an election has been made as set forth in Article 2 of the Indenture to increase such aggregate principal amount to an amount not to exceed $1,800,000,000. Capitalized terms not defined below have the same meaning as is given to them in the Indenture.

5. OPTIONAL REDEMPTIONS. (a) On or after September 7, 2004, the Company shall have the option to redeem the Convertible Notes, in whole or from time to time in part, at the following Redemption Prices (expressed as percentages of principal amount), plus accrued and unpaid interest (and Additional Interest and Additional Amounts, if any) to, but excluding, the date fixed for redemption:

                                                                                         REDEMPTION
          PERIOD                                                                           PRICE
          ------                                                                      ----------------
          Beginning on September 7, 2004 and ending on August 31, 2005..............      102.125%
          Beginning on September 1, 2005 and ending on August 31, 2006..............      101.417%
          Beginning on September 1, 2006 and ending on August 31, 2007..............      100.708%
          Beginning on September 1, 2007 and thereafter.............................      100.000%



       (b) In the event the Company is, has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Convertible Notes, any Additional Amount as a result of a change or amendment in the laws or treaties (including any regulations or rulings promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein) or any change in or new or different position regarding the application, interpretation or administration or such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), in each case, which is announced or becomes effective on or after August 9, 2001, the Company, upon delivery of an Opinion of Counsel and an Officers' Certificate to the Trustee attesting to such change or amendment of law, may also redeem at any time the Convertible Notes in whole, but not in part, at 100% of the principal amount, together with accrued and unpaid interest thereon and Additional Interest, if any, to the date fixed for redemption and all Additional Amounts then due or becoming due on the Redemption Date.

       (c) Notice of redemption will be mailed by first class mail at least 20 days but not more than 60 days before the date fixed for redemption to each holder of Convertible Notes to be redeemed at his or her registered address as set forth in the Register of holders of Convertible Notes maintained by the Registrar. Convertible Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. If less than all the Convertible Notes are to be redeemed, the Trustee shall select the Convertible Notes to be redeemed on a pro rata basis by lot or by any other method that the Trustee considers fair and appropriate. On and after the Redemption Date, interest (and Additional Interest, if any) ceases to accrue on Convertible Notes or portions thereof called for redemption (unless the Company defaults in the payment of the Redemption Price). If this Convertible Note is redeemed on a date which is also an Interest Payment Date, the interest payment (and Additional Interest, if any) due on such date will be paid to the person in whose name this Convertible Note is registered at the close of business on such record date.

6. GUARANTEE. The Convertible Notes will be fully and unconditionally guaranteed by the Guarantor. If, for any reason, the Company does not make any payments of the principal of, premium, if any, interest and Additional Interest and Additional Amounts, if any, on the Convertible Notes when due, whether on the Maturity Date, by acceleration, call for redemption, tender pursuant to an offer to repurchase or otherwise, the Guarantor will cause the payment to be made to or to the order of the Trustee. The guarantees will be direct, unconditional, unsecured and unsubordinated obligations of Guarantor and will rank equally and ratably without preference among themselves and at least equally with other senior unsecured obligations of the Guarantor, except to the extent prescribed by law. The holder of a note will be entitled to payment under the guarantee without taking any action whatsoever against the Company.

7. CHANGE OF CONTROL. Upon a Change of Control, the Company shall make a Change of Control Offer to repurchase all outstanding Convertible Notes at a price equal to 100% of the aggregate principal amount of the Convertible Notes, payable at the option of the Company in cash, Common Shares or any combination thereof, plus accrued and unpaid interest (and Additional Interest, if any), payable in cash, to, but excluding, the date of repurchase, such offer to be made as provided in the Indenture. To accept the Change of Control Offer, the holder hereof must comply with the terms thereof, including surrendering this Convertible Note, with the "Option of Holder to Repurchase Upon a Change of Control" portion hereof completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent, at the address specified in the notice of the Change of Control Offer mailed to holders as provided in the Indenture, prior to the termination of the Change of Control Offer.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Convertible Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Convertible Notes may be registered and Convertible Notes may be exchanged as provided in the Indenture. As a condition of transfer, the Registrar and the Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Guarantor may require a holder to pay any taxes and fees required by law or permitted by the Indenture. The Company or the Registrar need not exchange or register the transfer of any Convertible Note or portion of a Convertible Note selected for redemption. Also, the Company or the Registrar need not exchange or register the transfer of any Convertible Note for a period of 15 days before a selection of Convertible Notes to be redeemed.

9. PERSONS DEEMED OWNERS. The registered holder of a Convertible Note may be treated as its owner for all purposes.

10. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Convertible Notes may be amended or supplemented with the consent of the holders of at least a majority in aggregate principal amount of the then outstanding Convertible Notes and any existing default may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding Convertible Notes.

       Without the consent of any holder, the Indenture or the Convertible Notes may be amended to: (a) cure any ambiguity or correct or supplement any defective or inconsistent provision contained in the Indenture, or make any other changes in the provisions of the Indenture which the Company and the Trustee may deem necessary or desirable provided such amendment does not materially and adversely affect the interests of the holders of Convertible Notes; (b) provide for uncertificated Convertible Notes in addition to or in place of certificated Convertible Notes; (c) provide for the succession of another corporation to the Company or the Guarantor and the assumption of the Convertible Notes or the Guarantee by such successor; (d) provide for conversion rights of holders of Convertible Notes in the event of amalgamation, merger, share exchange or sale of all or substantially all of the assets of the Company as required to comply with Sections 5.01 and/or 12.06 of the Indenture; (e) reduce the Conversion Price; (f) evidence and provide for the acceptance of the appointment under the Indenture of a successor Trustee; (g) make any change that would provide any additional rights or benefits to the holders of Convertible Notes or that does not adversely affect the legal rights under the Indenture of any such holder; (h) add an additional guarantor with respect of the Guarantee; (i) to permit or facilitate defeasance or discharge of any or all Convertible Notes, provided that such modification shall not adversely affect the interest of any holders of Convertible Notes in any material respect; or (j) comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

       Without the consent of each holder affected, an amendment or waiver may not: (a) reduce the percentage in aggregate principal amount of outstanding Convertible Notes whose holders must consent to an amendment, supplement or waiver; (b) reduce the principal of, or premium on, or change the fixed maturity of any Convertible Note or, except as permitted pursuant to clause (a), (d), (g) or (i) of the immediately preceding paragraph, alter the provisions with respect to the redemption of the Convertible Notes; (c) reduce the rate of or change the time for payment of interest, including defaulted interest, or Additional Interest, if any, on any Convertible Notes; (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest or Additional Interest, if any, on the Convertible Notes (except a rescission of acceleration of the Convertible Notes by the holders of at least a majority in aggregate principal amount of the Convertible Notes and a waiver of the payment default that resulted from such acceleration); (e) make the principal of, or premium, if any, or interest or Additional Interest, if any, on, any Convertible Note payable in money other than as provided for in the Indenture and in the Convertible Notes; (f) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of holders of Convertible Notes to receive payments of principal of, premium, if any, or interest or Additional Interest, if any, on the Convertible Notes; (g) waive a redemption payment with respect to any Convertible Note; (h) except as permitted by the Indenture (including
       Section 9.01(a)), increase the Conversion Price or modify the provisions of the Indenture relating to conversion of the Convertible Notes in a manner adverse to the holders thereof; (i) modify the Guarantee; or (j) make any change to the ability of holder of Convertible Notes to enforce their rights under the Indenture or the provisions of clauses (a) through
       (i) of Section 9.02 of the Indenture.

11. DEFAULTS AND REMEDIES. An Event of Default is: (a) default in payment of the principal of, or premium, if any, on the Convertible Notes, when due at maturity, upon repurchase, upon acceleration or otherwise, whether or not such payment is prohibited by the subordination provisions of the Indenture; (b) default in payment of any installment of interest on or Additional Interest with respect to the Convertible Notes and the continuance of that default for 30 days; (c) default by the Company or the Guarantor in performing or observing any of their respective covenants, agreements or other obligations in the indenture for 90 days after written notice by the holders of not less than 25% of principal amount of outstanding Convertible Notes; (d) default in the payment of the Change of Control Payment in respect of the Indenture; (e) default by the Company or the Guarantor in respect of any single obligation in respect of indebtedness for borrowed money that exceeds on its face $100,000,000 in principal amount which results in the acceleration of the due date of that indebtedness and this acceleration is not rescinded or annulled, within 10 days after notice meeting the specific requirements of the indenture for that indebtedness has been given; or (f) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Convertible Notes may declare the unpaid principal of, premium, if any, and accrued and unpaid interest and Additional Interest, if any, on all Convertible Notes then outstanding to be due and payable immediately. Holders of Convertible Notes may not enforce the Indenture or the Convertible Notes except as provided in the Indenture. The Trustee may require an indemnity satisfactory to it before it enforces the Indenture or the Convertible Notes. Subject to certain limitations, holders of a majority in aggregate principal amount of the then outstanding Convertible Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest or Additional Interest, if applicable) if it determines that withholding notice is in their interests. The Company must furnish annual compliance certificates to the Trustee.

12. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee or any of its Affiliates, in their individual or any other capacities, may make or continue loans to or guaranteed by, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not Trustee.

13. NO RECOURSE AGAINST OTHERS. No director, officer, employee, shareholder or Affiliate, as such, of the Company shall have any liability for any obligations of the Company under the Convertible Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder by accepting a Convertible Note waives and releases all such liability. The waiver and release are part of the consideration for the Convertible Notes.

14. AUTHENTICATION. This Convertible Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN CO = tenants in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian and U/G/M/A = Uniform Gifts to Minors Act.

16. CONVERSION. Subject to and upon compliance with the provisions of the Indenture, the registered holder of this Convertible Note has the right at any time on or before the close of business on the last Trading Day prior to the Maturity Date (or in case this Convertible Note or any portion hereof is (a) called for redemption prior to such date, before the close of business on the last Trading Day preceding the date fixed for redemption (unless the Company defaults in payment of the Redemption Price in which case the conversion right will terminate at the close of business on the date such default is cured) or (b) subject to a duly completed election for repurchase, on or before the close of business on the Change of Control Offer Termination Date (unless the Company defaults in payment due upon repurchase or such holder elects to withdraw the submission of such election to repurchase) to convert the principal amount hereof, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable Common Shares obtained by dividing the principal amount of the Convertible Note or portion thereof to be converted by the conversion price of $10.00 per share, as adjusted from time to time as provided in the Indenture (the "Conversion Price"), upon surrender of this Convertible Note to the Company at the office or agency maintained for such purpose (and at such other offices or agencies designated for such purpose by the Company), accompanied by written notice of conversion duly executed (and if the Common Shares to be issued upon conversion are to be issued in any name other than that of the registered holder of this Convertible Note by instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or its duly authorized attorney) and, in case such surrender shall be made during the period from the close of business on the Regular Record Date immediately preceding any Interest Payment Date through the close of business on the last Trading Day immediately preceding such Interest Payment Date, also accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest and Additional Interest, if any, otherwise payable on such Interest Payment Date on the principal amount of this Convertible Note then being converted (unless this Convertible Note or a portion hereof has been called for redemption or has been tendered for repurchase under a Change of Control Offer during the period from the close of business on a record date and ending on the opening of business on the first business day after the next Interest Payment Date, in which case this Convertible Note or the portion hereof need not be accompanied by such funds). Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Regular Record Date immediately preceding an Interest Payment Date, no adjustment shall be made upon conversion for interest or Additional Interest accrued hereon or for dividends on Common Shares delivered upon conversion. In other words, notes surrendered for conversion on a date that is not an Interest Payment Date will not accrue any interest for the period from the Interest Payment Date preceding the date of conversion to the date of conversion, or for any later period. The right to convert this Convertible Note is subject to the provisions of the Indenture relating to conversion rights in the case of certain consolidations, mergers, share exchanges or sales or transfers of substantially all the Company's assets.

       The Company shall not issue fractional shares or scrip representing fractions of Common Shares upon any such conversion, but shall make an adjustment therefor in cash based upon the current market price of the Common Shares on the last Trading Day prior to the date of conversion.

17. REGISTRATION AGREEMENT. The holder of this Convertible Note is entitled to the benefits of a Registration Agreement, dated August 15, 2001, between the Company, the Guarantor and the Initial Purchasers. Pursuant to the Registration Agreement the Company has agreed for the benefit of the holders of the Convertible Notes and the Common Shares issued and issuable upon conversion of the Convertible Notes, that (i) they will, at their cost, within 90 days after the Issue Date, file the Shelf Registration Statement with the Commission with respect to resales of the Convertible Notes (and the related Guarantee) and the Common Shares issuable upon conversion of the Convertible Notes, (ii) the Company and the Guarantor will use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission under the Securities Act within 180 days after the Issue Date and (iii) the Company and the Guarantor will use their reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the earliest of (a) the second anniversary of the Issue Date or, if later, the second anniversary of the last date on which any Convertible Notes are issued upon exercise of the Initial Purchasers' option, (b) the date on which the Convertible Notes or the Common Shares issuable upon conversion of the Convertible Notes may be sold to persons who are not "affiliates" (as defined in Rule 144) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act, (c) the date as of which all the Convertible Notes or the Common Shares issuable upon conversion of the Convertible Notes either have been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or have been sold pursuant to such Shelf Registration Statement.

       If the Shelf Registration Statement (i) is not filed with the Commission on or prior to 90 days, or has not been declared effective by the Commission within 180 days after the Issue Date or (ii) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or cease to be usable (including, without limitation, as a result of a Suspension Period (as defined below) for the offer and sale of Transfer Restricted Securities (as defined below)) for a period of time (including any Suspension Period) which shall exceed 90 consecutive days or an aggregate of 120 days in any 12-month period during the period beginning on the Issue Date and ending on the second anniversary of the Issue Date or, if later, the second anniversary of the last date on which any Convertible Notes are issued upon exercise of the Initial Purchasers' option (each such event referred to in clauses (i) and (ii) being referred to herein as a "Registration Default"), the Company will pay Additional

       Interest ("Additional Interest") to each holder of Convertible Notes constituting Transfer Restricted Securities which has complied with its obligations under the Registration Agreement, provided that a failure of the Shelf Registration Statement to be declared effective within the required 180 day period shall not constitute a Registration Default if such failure arises from a delay in effectiveness based upon the advice of legal counsel to the Company and legal counsel to the Initial Purchasers, unless such failure shall continue after the first anniversary of the issue date. The amount of Additional Interest payable during any period in which a Registration Default shall have occurred and be continuing is that amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of Convertible Notes constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Convertible Notes constituting Transfer Restricted Securities for any additional days during which such Registration Default has occurred and is continuing. The Company will pay all accrued Additional Interest by wire transfer of immediately available funds or by check on each Additional Interest Payment Date (as defined in the Registration Agreement), and Additional Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Following the cure of a Registration Default, Additional Interest will cease to accrue with respect to such Registration Default.

       "Transfer Restricted Securities" means each Convertible Note (and the related Guarantee) and each Common Share issued on conversion of the Convertible Notes until the date on which such Convertible Note or Common Share, as the case may be, (i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Convertible Note or share which has been filed with the Commission pursuant to the Securities Act, in either case after such registration statement has become and while such registration statement is effective under the Securities Act, (ii) has been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force), or
       (iii) may be sold or transferred pursuant to Rule 144(k) under the Securities Act (or any similar provision then in force).

       Pursuant to the Registration Agreement, the Company and the Guarantor shall have the right to suspend the use of the prospectus which is a part of the Shelf Registration Statement, without penalty under thereunder, for a period of up to 90 consecutive days or for an aggregate of 120 days in any twelve-month period under certain circumstances (each, a "Suspension Period"); provided that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Additional Interest.

       The above description of certain provisions of the Registration Agreement is qualified by reference to, and is subject in its entirety to, the more complete description thereof contained in the Registration Agreement.

       The Company will furnish to any holder upon written request and without charge a copy of the Indenture and the Registration Agreement. Requests may be made to: Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, L6T 5P6, Attention: Assistant Secretary.

                            FORM OF CONVERSION NOTICE

To:  NORTEL NETWORKS CORPORATION

       The undersigned registered owner of the Convertible Note hereby irrevocably exercises the option to convert this Convertible Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into Common Shares of Nortel Networks Corporation in accordance with the terms of the Indenture referred to in this Convertible Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Convertible Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Convertible Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest, Additional Interest and taxes accompanies this Convertible Note.

Dated:                                  ________________________________________

Fill in for registration of shares if
to be delivered, and Convertible        ________________________________________
Notes if to be issued, other than to
and in the name of the registered
holder (Please Print):                  ________________________________________
                                        Signature(s)
                                        Principal amount to be converted
                                        (if less than all):
_____________________________________
              (Name)                                     $___,000

_____________________________________   _______________________________________
         (Street Address)               Social Security or other Taxpayer
                                        Identification Number

_____________________________________
   (City, State and Zip Code)

Signature Guarantee:
__________________________________________________________________

[Signatures must be guaranteed by an eligible Guarantor Institution (banks, brokers, dealers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares are to be issued, or Convertible Notes are to be delivered, other than to and in the name of the registered holder(s).]

                                 ASSIGNMENT FORM

       To assign this Convertible Note, fill in the form below:

       (I) or (we) assign and transfer this Convertible Note to


________________________________________________________________________________
               (Insert assignee's social security or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________ agent to transfer this Convertible Note on the books of the Company. The agent may substitute another to act for him.

       Your Signature:      ______________________________________________
                               (Sign exactly as your name appears on the
                                   other side of this Convertible Note)
       Date:  __________________________

       Medallion Signature Guarantee:  ___________________________________

[FOR INCLUSION ONLY IF THIS CONVERTIBLE NOTE BEARS A RESTRICTED SECURITIES LEGEND] In connection with any transfer of any of the Convertible Notes evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that such Convertible Notes are being transferred:

       CHECK ONE BOX BELOW

       (1)    [  ]   to the Company;

       (2)    [  ]   pursuant to and in compliance with Rule 144A under the
                     Securities Act of 1933;

       (3)    [  ]   pursuant to and in compliance with Rule 904 under
                     Regulation S under the Securities Act of 1933; or

       (4)    [  ]   pursuant to an exemption from registration under the
                     Securities Act of 1933 provided by Rule 144 thereunder.

       Unless one of the boxes is checked, the Registrar will refuse to register any of the Convertible Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Convertible Notes, such certifications and other information, and such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Convertible Notes which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities
       Act).

       Your Signature:    ______________________________________________
                            (Sign exactly as your name appears on the
                              other side of this Convertible Note)
       Date:  __________________________

       Medallion Signature Guarantee:  _________________________________

                              OPTION TO REPURCHASE
                            UPON A CHANGE OF CONTROL

       If you wish to have this Convertible Note repurchased by the Company pursuant to Section 4.06 of the Indenture, check the Box: [ ]

       If you wish to have a portion of this Convertible Note purchased by the Company pursuant to Section 4.06 of the Indenture, state the amount (in multiples of $1,000): $___________ .

Date:  _______________ Your Signature:__________________________________________
                                        (Sign exactly as your name appears on
                                       the other side of this Convertible Note)


Medallion Signature Guarantee:__________________________________________________

                                    EXHIBIT B

                     FORM OF RESTRICTED COMMON SHARE LEGEND

       THE COMMON SHARES EVIDENCED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

       THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF NORTEL NETWORKS CORPORATION AND NORTEL NETWORKS LIMITED THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.

                                    EXHIBIT C

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                          OF RESTRICTED COMMON SHARES

            (Transfers pursuant to section 12.11(c) of the Indenture)

[NAME AND ADDRESS OF COMMON SHARE TRANSFER AGENT]

       Re: Nortel Networks Corporation 4.25% Convertible Senior Notes Due 2008 (the "Convertible Notes")

       Reference is hereby made to the Indenture dated as of August 15, 2001 (the "Indenture") among Nortel Networks Corporation, as Issuer, Nortel Networks Limited, as Guarantor and Bankers Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

       This letter relates to _________ Common Shares represented by the accompanying certificate(s) that were issued upon conversion of Convertible Notes and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Common Shares.

       In connection with the transfer of such Common Shares, the undersigned confirms that such Common Shares are being transferred:

CHECK ONE BOX BELOW

       (1)    [  ]    to the Company;

       (2)    [  ]    pursuant to and in compliance with Rule 144A under the
                      Securities Act of 1933;

       (3)    [  ]    pursuant to and in compliance with Rule 904 under
                      Regulation S under the Securities Act of 1933; or

       (4)    [  ]    pursuant to an exemption from registration under the
                      Securities Act of 1933 provided by Rule 144 thereunder.

       Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Shares evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) is checked, the transfer agent may require, prior to registering any such transfer of the Common Shares such certifications and other information, and such legal opinions as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                        [Name of Transferor],



                                        By______________________________________

                                        Name:___________________________________

                                        Title:__________________________________


Dated:


                                      C-2